                                                                     EXHIBIT 4.3

                                                                  EXECUTION COPY


                                 CONSECO, INC.,

                                    as Issuer

                               CIHC, INCORPORATED,

                                  as Guarantor

                                       And

                      STATE STREET BANK AND TRUST COMPANY,

                                   as Trustee




                             FIRST SENIOR INDENTURE

                           Dated as of April 24, 2002

                          Providing for the Issuance of

                      8.5% Guaranteed Senior Notes due 2003
                      6.4% Guaranteed Senior Notes due 2004
                     8.75% Guaranteed Senior Notes due 2006
                    6.8% Guaranteed Senior Notes due 2007 and
                       9% Guaranteed Senior Notes due 2008

TRUST INDENTURE ACT                                               INDENTURE
  OF 1939 SECTION                                                  SECTION
  ---------------                                                  -------
310(a)(1)...................................................    6.12
   (a)(2)...................................................    6.12
   (a)(3)...................................................    TIA
   (a)(4)...................................................    Not applicable
   (a)(5)...................................................    TIA
   (b)......................................................    6.10; 6.12;.
   .........................................................    TIA
311(a)......................................................    TIA
   (b)......................................................    TIA
312(a)......................................................    6.8
   (b)......................................................    TIA
   (c)......................................................    TIA
313(a)......................................................    6.7; TIA
   (b)......................................................    TIA
   (c)......................................................    TIA; 6.7
   (d)......................................................    TIA; 6.7
314(a)......................................................    9.6; 9.7; TIA
   (b)......................................................    Not Applicable
   (c)(1)...................................................    1.2
   (c)(2)...................................................    1.2
   (c)(3)...................................................    Not Applicable
   (d)......................................................    Not Applicable
   (e)......................................................    1.2; TIA
   (f)......................................................    TIA
315(a)......................................................    6.1
   (b)......................................................    6.6
   (c)......................................................    6.1
   (d)(1)...................................................    TIA
   (d)(2)...................................................    TIA
   (d)(3)...................................................    TIA
   (e)......................................................    TIA
316(a)(last sentence).......................................    1.1
   (a)(1)(A)................................................    5.8
   (a)(1)(B)................................................    5.7
   (b)......................................................    5.9; 5.10
   (c)......................................................    TIA
317(a)(1)...................................................    5.3
   (a)(2)...................................................    5.4
   (b)......................................................    9.3
318(a)......................................................    1.11
   (b)......................................................    TIA
   (c)......................................................    1.11; TIA

This reconciliation and tie section does not constitute part of the Indenture.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

TABLE OF CONTENTS........................................................     i

RECITALS.................................................................     1

                                    ARTICLE 1
                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

Section 1.1   DEFINITIONS................................................     1
Section 1.2   COMPLIANCE CERTIFICATES AND OPINIONS.......................    17
Section 1.3   FORM OF DOCUMENTS DELIVERED TO TRUSTEE.....................    17
Section 1.4   ACTS OF HOLDERS............................................    18
Section 1.5   NOTICES, ETC., TO TRUSTEE AND COMPANY......................    20
Section 1.6   NOTICE TO HOLDERS; WAIVER..................................    20
Section 1.7   HEADINGS AND TABLE OF CONTENTS.............................    21
Section 1.8   SUCCESSOR AND ASSIGNS......................................    21
Section 1.9   SEPARABILITY...............................................    21
Section 1.10  BENEFITS OF INDENTURE......................................    21
Section 1.11  GOVERNING LAW..............................................    21
Section 1.12  LEGAL HOLIDAYS.............................................    22

                                    ARTICLE 2
                                 SECURITY FORMS

Section 2.1   FORMS GENERALLY............................................    22
Section 2.2   FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION............    23
Section 2.3   SECURITIES IN GLOBAL FORM..................................    23

                                    ARTICLE 3
                                 THE SECURITIES

Section 3.1   AMOUNT UNLIMITED; ISSUABLE IN SERIES.......................    25
Section 3.2   DENOMINATIONS..............................................    28
Section 3.3   EXECUTION, AUTHENTICATION, DELIVERY AND DATING.............    28
Section 3.4   TEMPORARY SECURITIES.......................................    31
Section 3.5   REGISTRATION, TRANSFER AND EXCHANGE........................    32
Section 3.6   REPLACEMENT SECURITIES.....................................    35
Section 3.7   PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.............    36
Section 3.8   PERSONS DEEMED OWNERS......................................    38
Section 3.9   CANCELLATION...............................................    38
Section 3.10  COMPUTATION OF INTEREST....................................    39
Section 3.11  CUSIP NUMBERS..............................................    39
Section 3.12  CURRENCY AND MANNER OF PAYMENT IN RESPECT OF SECURITIES....    39
Section 3.13  APPOINTMENT AND RESIGNATION OF EXCHANGE RATE AGENT.........    43
Section 3.14  SPECIAL TRANSFER PROVISIONS................................    43

                                    ARTICLE 4
                     SATISFACTION, DISCHARGE AND DEFEASANCE

Section 4.1   TERMINATION OF COMPANY'S OBLIGATIONS UNDER THE INDENTURE...    57
Section 4.2   APPLICATION OF TRUST FUNDS.................................    59
Section 4.3   APPLICABILITY OF DEFEASANCE PROVISIONS; COMPANY'S OPTION TO
              EFFECT DEFEASANCE OR COVENANT DEFEASANCE...................    59
Section 4.4   DEFEASANCE AND DISCHARGE...................................    59
Section 4.5   COVENANT DEFEASANCE........................................    60
Section 4.6   CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE............    60
Section 4.7   DEPOSITED MONEY AND GOVERNMENT OBLIGATIONS TO BE HELD IN
              TRUST......................................................    62
Section 4.8   REPAYMENT TO COMPANY.......................................    63
Section 4.9   INDEMNITY FOR GOVERNMENT OBLIGATIONS.......................    63
Section 4.10  REINSTATEMENT..............................................    63

                                    ARTICLE 5
                              DEFAULTS AND REMEDIES

Section 5.1   EVENTS OF DEFAULT..........................................    63
Section 5.2   ACCELERATION; RESCISSION AND ANNULMENT.....................    65
Section 5.3   COLLECTION OF INDEBTEDNESS AND SUITS FOR  ENFORCEMENT BY
              TRUSTEE....................................................    66
Section 5.4   TRUSTEE MAY FILE PROOFS OF CLAIM...........................    66
Section 5.5   TRUSTEE MAY ENFORCE CLAIMS WITHOUT  POSSESSION OF
              SECURITIES ................................................    67
Section 5.6   DELAY OR OMISSION NOT WAIVER...............................    67
Section 5.7   WAIVER OF PAST DEFAULTS....................................    67
Section 5.8   CONTROL BY MAJORITY........................................    67
Section 5.9   LIMITATION ON SUITS BY HOLDERS.............................    68
Section 5.10  RIGHTS OF HOLDERS TO RECEIVE PAYMENT.......................    68
Section 5.11  APPLICATION OF MONEY COLLECTED.............................    68
Section 5.12  RESTORATION OF RIGHTS AND REMEDIES.........................    69
Section 5.13  RIGHTS AND REMEDIES CUMULATIVE.............................    69
Section 5.14  WAIVER OF USURY, STAY OR EXTENSION LAWS....................    69
Section 5.15  UNDERTAKING FOR COSTS......................................    70

                                    ARTICLE 6
                                   THE TRUSTEE

Section 6.1   CERTAIN DUTIES AND RESPONSIBILITIES OF THE TRUSTEE.........    70
Section 6.2   RIGHTS OF TRUSTEE..........................................    70
Section 6.3   TRUSTEE MAY HOLD SECURITIES................................    71
Section 6.4   MONEY HELD IN TRUST........................................    71
Section 6.5   TRUSTEE'S DISCLAIMER.......................................    72
Section 6.6   NOTICE OF DEFAULTS.........................................    72

Section 6.7   REPORTS BY TRUSTEE TO HOLDERS..............................    72
Section 6.8   SECURITYHOLDER LISTS.......................................    72
Section 6.9   COMPENSATION AND INDEMNITY.................................    73
Section 6.10  REPLACEMENT OF TRUSTEE.....................................    73
Section 6.11  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.....................    75
Section 6.12  ELIGIBILITY; DISQUALIFICATION..............................    76
Section 6.13  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS    76
Section 6.14  APPOINTMENT OF AUTHENTICATING AGENT........................    76

                                    ARTICLE 7
                  CONSOLIDATION, MERGER OR SALE BY THE COMPANY

Section 7.1   CONSOLIDATION, MERGER OR SALE OF ASSETS PERMITTED..........    79

                                    ARTICLE 8
                             SUPPLEMENTAL INDENTURES

Section 8.1   SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.........    79
Section 8.2   SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS............    81
Section 8.3   COMPLIANCE WITH TRUST INDENTURE ACT........................    82
Section 8.4   EXECUTION OF SUPPLEMENTAL INDENTURES.......................    82
Section 8.5   EFFECT OF SUPPLEMENTAL INDENTURES..........................    82
Section 8.6   REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.........    82

                                    ARTICLE 9
                                    COVENANTS

Section 9.1   PAYMENT OF PRINCIPAL, PREMIUM, IF ANY, AND INTEREST........    82
Section 9.2   MAINTENANCE OF OFFICE OR AGENCY............................    83
Section 9.3   MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST;
              UNCLAIMED MONEY............................................    84
Section 9.4   CORPORATE EXISTENCE........................................    85
Section 9.5   REPORTS BY THE COMPANY AND THE GUARANTOR...................    85
Section 9.6   ANNUAL REVIEW CERTIFICATE; NOTICE OF DEFAULTS OR EVENTS OF
              DEFAULT....................................................    86
Section 9.7   BOOKS OF RECORD AND ACCOUNT................................    86
Section 9.8   LIMITATION ON ISSUANCES OF GUARANTEES OF INDEBTEDNESS......    86
Section 9.9   LIMITATION ON SENIOR SUBORDINATED DEBT.....................    87

                                   ARTICLE 10
                                   REDEMPTION

Section 10.1  APPLICABILITY OF ARTICLE......................................87
Section 10.2  ELECTION TO REDEEM NOTICE TO TRUSTEE..........................87
Section 10.3  SELECTION OF SECURITIES TO BE REDEEMED........................87
Section 10.4  NOTICE OF REDEMPTION..........................................88
Section 10.5  DEPOSIT OF REDEMPTION PRICE...................................89
Section 10.6  SECURITIES PAYABLE ON REDEMPTION DATE.........................89
Section 10.7  SECURITIES REDEEMED IN PART...................................90

                                   ARTICLE 11
                                  SINKING FUNDS

Section 11.1  APPLICABILITY OF ARTICLE......................................90
Section 11.2  SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES.........91
Section 11.3  REDEMPTION OF SECURITIES FOR SINKING FUND.....................91

                                   ARTICLE 12
                              SUBSIDIARY GUARANTEE

Section 12.1  SUBSIDIARY GUARANTEE.......................................    91
Section 12.2  EXECUTION AND DELIVERY OF GUARANTEE........................    93
Section 12.3  LIMITATION OF GUARANTOR'S LIABILITY........................    93
Section 12.4  GUARANTOR May Consolidate, Etc., on Certain Terms..........    93
Section 12.5  RELEASE OF THE GUARANTEE...................................    94

                                   ARTICLE 13
                           SUBORDINATION OF GUARANTEE

Section 13.1  Agreement to Subordinate...................................    95
Section 13.2  Liquidation; Dissolution; Bankruptcy.......................    95
Section 13.3  Default on Designated Senior Debt..........................    95
Section 13.4  Acceleration of Securities.................................    96
Section 13.5  When Distribution Must Be Paid Over........................    96
Section 13.6  Notice by the Guarantor....................................    96
Section 13.7  Subrogation................................................    96
Section 13.8  Relative Rights............................................    97
Section 13.9  Subordination May Not Be Impaired by the Guarantor.........    97
Section 13.10 Distribution or Notice to Representative...................    97
Section 13.11 Rights of Trustee and Paying Agent.........................    98
Section 13.12 Authorization to Effect Subordination......................    98

            FIRST SENIOR INDENTURE, dated as of April 24, 2002 among CONSECO, INC., an Indiana corporation (the "COMPANY"), CIHC, INCORPORATED, a Delaware corporation, as guarantor (the "Guarantor") and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, as trustee (the "TRUSTEE").


                                    RECITALS

            The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness ("SECURITIES") to be issued in one or more series as herein provided. The Guarantor has duly authorized the execution and delivery of this Indenture to provide for the Issuance of the Subsidiary Guarantee.

            All things necessary to make this Indenture a valid agreement of the Company and the Guarantor, in accordance with its terms, have been done.

            For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed as follows for the equal and ratable benefit of the Holders of the Securities:


                                    ARTICLE 1
                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

Section 1.1 DEFINITIONS.

            (a) For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

            (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

            (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

            (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles; and

            (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

            "AFFILIATE" of any specified Person means any Person directly or indirectly controlling or controlled by, or under direct or indirect common control, with such specified Person. For purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "144A GLOBAL SECURITY" means a global Security substantially in the form of Exhibit A1 hereto bearing the Global Security Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depository or its nominee that shall be issued in a denomination equal to the outstanding principal amount at maturity of the Securities sold in reliance on Rule 144A.

            "AGENT" means any Paying Agent or Registrar.

            "APPLICABLE PROCEDURES" means, with respect to any transfer or exchange of or for beneficial interests in any Global Security, the rules and procedures of the Depository, Euroclear and Clearstream that apply to such transfer or exchange.

            "AUTHENTICATING AGENT" means any authenticating agent appointed by the Trustee pursuant to Section 6.14.

            "AUTHORIZED NEWSPAPER" means a newspaper of general circulation, in the official language of the country of publication or in the English language, customarily published on each Business Day whether or not published on Saturdays, Sundays or holidays. Whenever successive publications in an Authorized Newspaper are required hereunder they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or different Authorized Newspapers.

            "BEARER SECURITY" means any Security issued hereunder which is payable to bearer.

            "BENEFICIAL OWNER" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular "person" (as that term is used in Section 13(d)(3) of the Exchange Act), such "person" shall be deemed to have beneficial ownership of all securities that such "person" has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition. The terms "BENEFICIALLY OWNS" and "BENEFICIALLY OWNED" shall have a corresponding meaning.

            "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company or the Guarantor, as the case may be, the Executive Committee or any other duly authorized committee thereof.

            "BOARD RESOLUTION" means a copy of a resolution of the Board of Directors, certified by the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case may be, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of the certificate, and delivered to the Trustee.

            "BROKER-DEALER" has the meaning set forth in the Registration Rights Agreement.

            "BUSINESS DAY", when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, means, unless otherwise specified with respect to any Securities pursuant to Section 3.1, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or particular location are authorized or obligated by law or executive order to close.

            "CIHC" means CIHC, Incorporated, a Delaware corporation.

            "CLEARSTREAM" means Clearstream Banking, societe anonyme, Luxembourg.

            "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

            "COMPANY" means the party named as the Company in the first paragraph of this Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter means such successor.

            "COMPANY ORDER" and "COMPANY REQUEST" mean, respectively, a written order or request signed in the name of the Company by two Officers, one of whom must be the Chairman of the Board, the President the Chief Financial Officer, the Treasurer, the Assistant Treasurer, the Controller or a Vice President of the Company.

            "CONVERSION EVENT" means the cessation of use of (i) a Foreign Currency both by the issuer of such currency and for the settlement of transactions by a central bank or other public institutions of or within the international banking community, (ii) the ECU both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Communities or (iii) any currency unit other than the ECU for the purposes for which it was established.

            "CORPORATE TRUST OFFICE" means the office of the Trustee in which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at 165 Broadway, New York, New York 10006, Attention: Corporate Trust Administration.

            "CREDIT AGREEMENTS" means

            (1) the $1,500,000,000 Five-Year Credit Agreement dated as of September 25, 1998, as amended, among the Company, Bank of America National Trust and Savings Association, as Agent, First Union National Bank and Morgan Guaranty Company of New York, as Syndication Agents, JP Morgan Chase Bank, as Documentation Agent, and the other financial institutions party thereto, as such Agreement may be amended, restated, modified, renewed, refunded, replaced or refinanced from time to time thereafter, including any appendices, exhibits or schedules to any of the foregoing, as the same may be in effect from time to time, in each case, including any amendment, modification, supplement, renewal, refunding, replacement, refinancing, extension or restatement thereof (any of the foregoing being a "Refinancing") from time to time (whether with the original agents and lenders or other agents and lenders or otherwise, and whether provided under the original credit agreement or other credit agreements or otherwise), including any appendices, exhibits or schedules to any of the foregoing; and

            (2) a Credit Agreement, dated as of August 21, 1998, among certain individuals, certain banks and Bank of America National Trust and Savings Association, as administrative agent, including any appendices, exhibits or schedules thereto, as the same may be in effect from time to time, including any Refinancing thereof from time to time (whether with the original agents and lenders or other agents and lenders or otherwise, and whether provided under the original Credit Agreement or other credit agreements or otherwise), including any appendices, exhibits or schedules to any of the foregoing, (b) the Credit Agreement, dated as of November 22, 2000, among certain individuals, certain banks and Bank of America N.A., as administrative agent, refinancing the obligations under an Amended and Restated Credit Agreement, dated as of August 26, 1997, including any appendices, exhibits or schedules thereto, as the same may be in effect from time to time, including any Refinancing thereof from time to time (whether with the original agents and lenders or other agents and lenders or otherwise, and whether provided under the original Credit Agreement or other credit agreements or otherwise), including any appendices, exhibits or schedules to any of the foregoing, (c) a Credit Agreement, dated as of November 22, 2000, among certain individuals, certain banks and Bank of America N.A., as administrative agent, refinancing certain of the obligations described under the credit agreement in clause (a), including any appendices, exhibits or schedules thereto, as the same may be in effect from time to time, including any Refinancing thereof from time to time (whether with the original agents and lenders or other agents and lenders or otherwise, and whether provided under the original Credit Agreement or other credit agreements or otherwise), including any appendices, exhibits or schedules to any of the foregoing, and (d) a Credit Agreement, dated as of November 22, 2000, among certain individuals, certain banks and JPMorgan Chase Bank, refinancing the obligations under the Credit Agreement, dated as of September 15, 1999 including any appendices, exhibits or schedules thereto, as the same may be in effect from time to time, including any Refinancing thereof from time to time (whether with the original agents and lenders or other agents and lenders or otherwise, and whether provided under the original Credit Agreement or other credit agreements or otherwise), including any appendices, exhibits or schedules to any of the foregoing;

            provided that the principal amount of any Refinancing Indebtedness with respect to any of the foregoing clauses shall not exceed the amount of the Indebtedness subject to such Refinancing, immediately prior to such Refinancing.

            "CURRENCY UNIT" for all purposes of this Indenture shall include any composite currency.

            "CUSTODIAN" means the Trustee, as custodian with respect to the Securities in global form, or any successor entity thereto.

            "DEBT" means indebtedness for money borrowed.

            "DEFAULT" means any event which is, or after notice or passage of time, or both, would be, an Event of Default.

            "DEPOSITORY" when used with respect to the Securities of or within any series issuable or issued in whole or in part in global form, means the Person designated as Depository by the Company pursuant to Section 3.1 until a successor Depository shall have become such pursuant to the applicable provisions of this Indenture, and thereafter shall mean or include each Person which is then a Depository hereunder, and if at any time there is more than one such Person, shall be a collective reference to such Persons.

            "DOLLAR" means the currency of the United States as at the time of payment is legal tender for the payment of public and private debts.

            "DTC" means The Depository Trust Company.

            "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Communities.

            "EQUITY INTERESTS" means capital stock and all warrants, options or other rights to acquire capital stock (but excluding any debt security that is convertible into, or exchangeable for, capital stock).

            "EUROCLEAR" means Euroclear Bank, as operator of the Euroclear
System.

            "EUROPEAN COMMUNITIES" means the European Economic Community, the European Coal and Steel Community and the European Atomic Energy Community.

            "EUROPEAN MONETARY SYSTEM" means the European Monetary System established by the Resolution of December 5, 1978 of the Council of the European Communities.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            "EXCHANGE SECURITIES" means the Securities issued in the Exchange Offer in accordance with Section 3.14(f) hereof.

            "EXCHANGE OFFER" has the meaning set forth in the Registration Rights Agreement.

            "EXCHANGE OFFER REGISTRATION STATEMENT" has the meaning set forth in the Registration Rights Agreement.

            "EXCHANGE RATE AGENT", when used with respect to Securities of or within any series, means, unless otherwise specified with respect to any Securities pursuant to Section 3.1, a New York Clearing House bank designated pursuant to Section 3.1 or Section 3.13 (which may include any such bank acting as Trustee hereunder).

            "EXCHANGE RATE OFFICER'S CERTIFICATE" means a certificate setting forth (i) the applicable Market Exchange Rate or the applicable bid quotation and (ii) the Dollar or Foreign Currency amounts of principal (and premium, if any) and interest, if any (on an aggregate basis and on the basis of a Security having the lowest denomination principal amount in the relevant currency or currency unit), payable with respect to a Security of any series on the basis of such Market Exchange Rate or the applicable bid quotation, signed by the Chief Financial Officer, the Treasurer, the Controller, any Vice President or the Assistant Treasurer of the Company.

            "FOREIGN CURRENCY" means any currency issued by the government of one or more countries other than the United States or by any recognized confederation or association of such governments.

            "GLOBAL SECURITY LEGEND" means the legend set forth in Section 3.14(g)(ii), which is required to be placed on all Global Securities issued under this Indenture.

            "GLOBAL SECURITIES" means, individually and collectively, each of the Restricted Global Securities and the Unrestricted Global Securities, substantially in the form of Exhibit A1 or A2 hereto, as appropriate, issued in accordance with Section 3.1, 3.14(b)(iv), 3.14(d)(ii) or 3.14(f) of this Indenture.

            "GOVERNMENT OBLIGATIONS" means securities which are (i) direct obligations of the United States or, if specified as contemplated by Section 3.1, the government which issued the currency in which the Securities of a particular series are payable, for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States or, if specified as contemplated by Section 3.1, such government which issued the foreign currency in which the Securities of such series are payable, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States or such other government, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depository receipt, PROVIDED that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation evidenced by such depository receipt.

            "GUARANTEE" means a guarantee other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness.

            "GUARANTOR" means each of CIHC and any other Person required to be a guarantor under Section 9.8 hereof and their successors.

            "HEDGING OBLIGATIONS" means, with respect to any specified Person, the obligations of such Person incurred in the normal course of business and consistent with past practices and not for speculative purposes under:

            (1) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements;

            (2) foreign exchange contracts and currency protection agreements entered into with one or more financial institutions designed to protect the person or entity entering into the agreement against fluctuations in interest rates or currency exchanges rates with respect to Indebtedness incurred and not for purposes of speculation;

            (3) any commodity futures contract, commodity option or other similar agreement or arrangement designed to protect against fluctuations in the price of commodities used by that entity at the time;

            (4) other agreements designed to hedge against market risks associated with the issuance of insurance products; and

            (5) other agreements or arrangements designed to protect such person against fluctuations in interest rates or currency exchange rates.

            "HOLDER" means, with respect to a Bearer Security, a bearer thereof or of a coupon appertaining thereto and, with respect to a Registered Security, a person in whose name a Security is registered on the Register.

            "IAI GLOBAL SECURITY" means the global Security substantially in the form of Exhibit A1 hereto bearing the Global Security Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depository or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Securities sold to Institutional Accredited Investors.

            "INDEBTEDNESS" means, with respect to any specified Person: any indebtedness of such Person, whether or not contingent:

            (1)   in respect of borrowed money;

            (2) evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof);

            (3)   in respect of banker's acceptances;

            (4) representing the amount of liability in respect of a capital lease that would, at the time of determination, be required to be capitalized on a balance sheet in .accordance with GAAP;

            (5) representing the balance deferred and unpaid of the purchase price of any property, except any such balance that constitutes an accrued expense or trade payable; or

            (6)   representing any Hedging Obligations;

if and to the extent of any of the preceding items (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP. In addition, the term "Indebtedness" includes all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person) and, to the extent not otherwise included, the Guarantee by the specified Person of any Indebtedness of any other Person.

            The amount of any Indebtedness outstanding as of any date will be:

            (1) the accreted value of the Indebtedness, in the case of any Indebtedness issued with original issue discount; and

            (2) the principal amount of the Indebtedness, together with any interest on the Indebtedness that is more than 30 days past due, in the case of any other Indebtedness.

            "INDENTURE" means this Indenture as originally executed or as amended or supplemented from time to time and shall include the forms and terms of particular series of Securities established as contemplated hereunder.

            "INDEXED SECURITY" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

            "INDIRECT PARTICIPANT" means a Person who holds a beneficial interest in a Global Security through a Participant.

            "INSTITUTIONAL ACCREDITED INVESTOR" means an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, who are not also QIBs.

            "INTEREST", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

            "INTEREST PAYMENT DATE", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

            "INVESTMENTS" means, with respect to any Person, all direct or indirect investments by such Person in other Persons (including Affiliates) in the forms of loans (including Guarantees or other obligations), advances or capital contributions (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP.

            "LETTER OF TRANSMITTAL" means the letter of transmittal to be prepared by the Company and sent to all Holders of the Securities for use by such Holders in connection with the Exchange Offer.

            "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or, otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction.

            "LIQUIDATED DAMAGES" means all additional interest then owing pursuant to Section 5 of the Registration Rights Agreement.

            "MARKET EXCHANGE RATE" means, unless otherwise specified with respect to any Securities pursuant to Section 3.1, (i) for any conversion involving a currency unit on the one hand and Dollars or any Foreign Currency on the other, the exchange rate between the relevant currency unit and Dollars or such Foreign Currency calculated by the method specified pursuant to Section 3.1 for the Securities of the relevant series, (ii) for any conversion of Dollars into any Foreign Currency, the noon buying rate for such Foreign Currency for cable transfers quoted in New York City as certified for customs purposes by the Federal Reserve Bank of New York and (iii) for any conversion of one Foreign Currency into Dollars or another Foreign Currency, the spot rate at noon local time in the relevant market at which, in accordance with normal banking procedures, the Dollars or Foreign Currency into which conversion is being made could be purchased with the Foreign Currency from which conversion is being made from major banks located in New York City, London or any other principal market for Dollars or such purchased Foreign Currency, in each case determined by the Exchange Rate Agent. Unless otherwise specified with respect to any Securities pursuant to Section 3.1, in the event of the unavailability of any of the exchange rates provided for in the foregoing clauses (i), (ii) and (iii), the Exchange Rate Agent shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in New York City, London or other principal market for such currency or currency unit in question (which may include any such bank acting as Trustee under this Indenture), or such other quotations as the Exchange Rate Agent shall deem appropriate. If there is more than one market for dealing in any currency or currency unit by reason of foreign exchange regulations or otherwise, the market to be used in respect of such currency or currency unit shall be that upon which a nonresident issuer of securities designated in such currency or currency unit would purchase such currency or currency unit in order to make payments in respect of such securities.

            "MATURITY", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

            "OBLIGATIONS" means any principal, premium, if any, interest (including interest accruing on or after the filing of any petition in a bankruptcy or for reorganization relating to the Company or its Subsidiaries whether or not a claim for post-filing interest is allowed in such proceeding), penalties, fees, shares, expenses, indemnifications, reimbursement obligations, damages (including Liquidated Damages), guarantees and other liabilities or amounts payable under the documentation governing any Indebtedness or in respect thereof.

            "OFFICER" means the Chairman of the Board, the President, any Vice President, the Chief Financial Officer, the Treasurer, the Assistant Treasurer, the Controller, the Secretary or any Assistant Secretary of the Company or the Guarantor, as the case may be.

            "OFFICERS' CERTIFICATE", when used with respect to the Company, means a certificate signed by two Officers, one of whom must be the Chairman of the Board, the President, the Chief Financial Officer, the Treasurer, the Assistant Treasurer, the Controller or a Vice President of the Company or the Guarantor, as the case may be.

            "OPINION OF COUNSEL" means a written opinion from the general counsel of the Company or the Guarantor or other legal counsel who is reasonably acceptable to the Trustee. Such counsel may be an employee of or counsel to the Company or the Guarantor.

            "ORIGINAL ISSUE DISCOUNT SECURITY" means any Security which provides for an amount less than the stated principal amount thereof to be due and payable upon declaration of acceleration of the Maturity thereof pursuant to
Section 5.2.

            "OUTSTANDING", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, EXCEPT:

            (1) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

            (2) Securities, or portions thereof, for whose payment or redemption money or Government Obligations in the necessary amount has been theretofore deposited with the Trustee or any Paving Agent (other than the Company or the Guarantor) in trust or set aside and segregated in trust (if the Company or the Guarantor shall act as Paying Agent) for the Holders of such Securities and any coupons appertaining thereto, PROVIDED that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provisions therefor satisfactory to the Trustee have been made;

            (3) Securities, except to the extent provided in Sections 4.4 and 4.5, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article 4; and

            (4) Securities which have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, or whether sufficient funds are available for redemption or for any other purpose and for the purpose of making the calculations required by Section 313 to the Trust Indenture Act, (W) the principal amount of any Original Issue Discount Securities that may be counted in making such determination or calculation and that shall be deemed to be outstanding for such purpose shall be equal to the amount of principal thereof that would be (or shall have been declared to be) due and payable, at the time of such Determination, upon a declaration of acceleration of the maturity thereof pursuant to Section 5.2, (X) the principal amount of any Security denominated in a Foreign Currency that may be counted in making such determination or calculation and that shall be deemed Outstanding for such purpose shall be equal to the Dollar equivalent, determined as of the date such Security is originally issued by the Company as set forth in an Exchange Rate Officer's Certificate delivered to the Trustee, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent as of such date of original issuance of the amount determined as provided in clause
(w) above) of such Security, (Y) the principal amount of any Indexed Security that may be counted in making such determination or calculation and that shall be deemed Outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided with respect to such security pursuant to Section 3.1, and (Z) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

            "PARTICIPANT" means, with respect to the Depository, Euroclear or Clearstream, a Person who has an account with the Depository, Euroclear or Clearstream, respectively (and with respect to DTC, shall include Euroclear and Clearstream).

            "PAYING AGENT" means any Person authorized by the Company to pay the principal of, premium, if any, or interest and any other payments on any Securities on behalf of the Company.

            "PERIODIC OFFERING" means an offering of Securities of a series from time to time the specific terms of which Securities, including, without limitation, the rate or rates of interest or formula for determining the rate or rates of interest thereon, if any, the Maturity thereof and the redemption provisions, if any, with respect thereto, are to the determined by the Company upon the issuance of such Securities.

            "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or any agency or political subdivision thereof.

            "PLACE OF PAYMENT", when used with respect to the Securities of or within any series, means the place or places where the principal of, premium, if any, and interest and any other payments on such Securities are payable as specified as contemplated by Sections 3.1 and 9.2.

            "PREDECESSOR SECURITY" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

            "PRINCIPAL AMOUNT", when used with respect to any Security, means the amount of principal, if any, payable in respect thereof at Maturity; PROVIDED, HOWEVER, that when used with respect to an Indexed Security in any context other than the making of payments at Maturity, "principal amount" means the principal face amount of such Indexed Security at original issuance.

            "PRIVATE PLACEMENT LEGEND" means the legend set forth in Section 3.7(g)(i) to be placed on all Securities issued under this Indenture except where otherwise permitted by the provisions of this Indenture.

            "QIB" means a "qualified institutional buyer" as defined in Rule
144A.

            "REDEMPTION DATE", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

            "REDEMPTION PRICE", when used with respect to any Security to be redeemed, in whole or in part, means the price at which it is to be redeemed pursuant to this Indenture.

            "REGISTERED SECURITY" means any Security issued hereunder and registered as to principal and interest in the Register.

            "REGISTRAR" means the Trustee, or any successor entity thereto.

            "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of the date hereof, by and among the Company, the Guarantor and Banc of America Securities LLC, J.P. Morgan Securities Inc. and Lehman Brothers Inc. as Dealer Managers, as such agreement may be amended, modified or supplemented from time to time.

            "REGULAR RECORD DATE" for the interest payable on any Interest Payment Date on the Securities of or within any series means the date specified for that purpose as contemplated by Section 3.1.

            "REGULATION S" means Regulation S promulgated under the Securities Act.

            "REGULATION S GLOBAL SECURITY" means a Regulation S Temporary Global Security or a Regulation S Permanent Global Security, as appropriate.

            "REGULATION S PERMANENT GLOBAL SECURITY" means a permanent global Security in the form of Exhibit A1 hereto bearing the Global Security Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depository or its nominee, issued in a denomination equal to the outstanding principal amount at maturity of the Regulation S Temporary Global Security upon expiration of the Restricted Period.

            "REGULATION S TEMPORARY GLOBAL SECURITY" means a temporary global Security in the form of Exhibit A2 hereto bearing the Global Security Legend, the Private Placement Legend and the Temporary Regulation S Legend and deposited with or on behalf of and registered in the name of the Depository or its nominee, issued in a denomination equal to the outstanding principal amount at maturity of the Securities initially sold in reliance on Rule 903 of Regulation S.

            "RESPONSIBLE OFFICER", when used with respect to the Trustee, shall mean the chairman or any vice chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any senior vice president, any vice president, any assistant vice president, the secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any senior trust officer, any trust officer, the controller, any assistant controller, or any officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with a particular subject.

            "RESTRICTED GLOBAL SECURITY" means a Global Security bearing the Private Placement Legend.

            "RESTRICTED PERIOD" means the 40-day restricted period as defined in Regulation S.

            "RULE 144" means Rule 144 promulgated under the Securities Act.

            "RULE 144A" means Rule 144A promulgated under the Securities Act.

            "RULE 903" means Rule 903 promulgated under the Securities Act.

            "RULE 904" means Rule 904 promulgated the Securities Act.

            "SEC" means the Securities and Exchange Commission or any successor federal regulatory body having similar jurisdiction.

            "SECURITY" or "SECURITIES" has the meaning stated in the first recital of this Indenture and more particularly means a Security or Securities of the Company issued, authenticated and delivered under this Indenture.

            "SECURITIES ACT" means the Securities Act of 1933, as amended.

            "SENIOR DEBT" means:

            (1) all Indebtedness of the Guarantor outstanding under the Credit Agreements and guarantees by the Guarantor of Indebtedness thereunder and all Hedging Obligations with respect thereto; and

            (2) any Indebtedness of the Guarantor outstanding as of the date hereof (other than promissory notes outstanding by the Guarantor in favor of Conseco Finance, CFIHC, Inc. and the Company) and any Refinancing thereof under a credit agreement, unless the instrument under which such Indebtedness is incurred expressly provides that it is on parity with or subordinated in right of payment to the Securities;

      provided that the aggregate principal amount of Indebtedness outstanding pursuant to clauses (1) and (2) does not at any time exceed the aggregate principal amount of the existing Senior Debt under clauses (1) and (2) on the date hereof;

            (3) up to an aggregate of $100 million of other Indebtedness at any time outstanding; and

            (4) all Obligations with respect to the items listed in the preceding clauses (1), (2) and (3).

      Notwithstanding anything to the contrary in the preceding, Senior Debt will not include:

            (1) any liability for federal, state, local or other taxes owed or owing by the Guarantor;

            (2) any Indebtedness of the Guarantor to any of its subsidiaries or other affiliates;

            (3)   any guarantee by the Guarantor of the existing notes;

            (4)   any trade payables;

            (5) the portion of any Indebtedness that is incurred in violation of this Indenture or the Second Senior Indenture, dated the date hereof, among the Company, the Guarantor and the Trustee as originally executed or as amended or supplemented from time to time, which shall include the forms and terms of particular series of securities established as contemplated thereunder; or

            (6) any Indebtedness the terms of which provide that it is on a parity with or subordinated in right of payment to the Securities.

            "SHELF REGISTRATION STATEMENT" means the Shelf Registration Statement as defined in the Registration Rights Agreement.

            "SIGNIFICANT SUBSIDIARY" means any Subsidiary of the Company with, after the elimination of inter-company accounts, (a) assets which constitute at least 5% of the consolidated total assets of the Company, or (b) revenues which constitute at least 5% of the consolidated total revenue of the Company or (c) net earnings which constitute at least 5% of the consolidated total net earnings of the Company, but not less than $10,000,000, all as determined as of the date of the most recently prepared quarterly financial statements of the Company for the 12-month period then ended.

            "SPECIAL RECORD DATE" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

            "STATED MATURITY", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security or in a coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

            "SUBSIDIARY" means, with respect to any specified Person:

            (1) any corporation, association or other business entity of which more than 50% of the total voting power of Equity Interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees of the corporation, association or other business entity is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof);

            (2) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or
      (b) the only general partners of which are that Person or one or more Subsidiaries of that Person (or any combination thereof);

            (3) any limited liability company of which more than 50% of the membership interest is owned or controlled by that Person or a Subsidiary of such Person; and

            (4) a trust, association or other unincorporated organization of which more than 50% of the beneficial interest is owned or controlled by such Person or a Subsidiary of such Person; provided, that, with respect to any Investment made by the Company in any Person in the ordinary course of business solely for investment purposes, such Person shall not be considered a Subsidiary of the Company for the purposes of this Indenture if such Person is not integral to business or operations of or any Significant Subsidiary.

            "SUBSIDIARY GUARANTEE" means the unconditional and irrevocable Guarantee by the Guarantor of the Company's obligations with respect to the Securities.

            "TEMPORARY REGULATION S LEGEND" means the legend set forth in
Section 3.7(h) hereof, which is required to be placed on the Regulation S Temporary Global Security.

            "TOTAL ASSETS" means, at any date, the total assets appearing on the most recently prepared consolidated balance sheet of the Company and its consolidated Subsidiaries as at the end of a fiscal quarter of the Company, prepared in accordance with generally accepted accounting principles.

            "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939 as in effect on the date of this Indenture, except as provided in Section 8.3.

            "TRUSTEE" means the party named as such in the first paragraph of this Indenture until a successor Trustee replaces it pursuant to the applicable provisions of this Indenture, and thereafter means such successor Trustee and if, at any time, there is more than one Trustee, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to the Securities of that series.

            "UNITED STATES" means, unless otherwise specified with respect to the Securities of any series as contemplated by Section 3.1 the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

            "UNRESTRICTED BEARER SECURITY" means one or more Bearer Securities that do not bear and are not required to bear the Private Placement Legend.

            "UNRESTRICTED GLOBAL SECURITY" means a permanent global Security substantially in the form of Exhibit A1 attached hereto that bears the Global Security Legend and that has the "Schedule of Exchanges of Interests in the Global Security" attached thereto, and that is deposited with or on behalf of and registered in the name of the Depository, representing a series of Securities that do not bear the Private Placement Legend.

            "U.S. PERSON" means, unless otherwise specified with respect to the Securities of any series as contemplated by Section 3.1, a citizen, national or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust, the income of which is subject to United States federal income taxation regardless of its source.

            The following terms shall have the meanings specified in the Sections referred to opposite such term below:

     TERM                                              SECTION
     ----                                              -------
     "Act".........................................     1.4(a)
     "Bankruptcy Law"..............................      5.1
     "Component Currency"..........................     3.12(d)
     "Conversion Date".............................     3.12(d)
     "Custodian"...................................      5.1
     "Defaulted Interest"..........................     3.7(b)
     "Election Date"...............................     3.12(h)
     "Event of Default"............................      5.1
     "Notice of Default"...........................     5.1(3)
     "Register" ...................................      3.5
     "Registrar"...................................      3.5
     "Valuation Date"..............................     3.7(c)

Section 1.2 COMPLIANCE CERTIFICATES AND OPINIONS.

            Upon any application or request by the Company or the Guarantor to the Trustee to take an action under any provision of this Indenture, the Company or the Guarantor, as the case may be, shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

            Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Sections 2.3 and 9.6) shall include:

            (1) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

            (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.3 FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

            In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate or opinion of an Officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Officer or Officers of the Company or the Guarantor, as the case may be, stating that the information with respect to such factual matters is in the possession of the Company or the

Guarantor, as the case may be, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations as to such matters are erroneous.

            Any certificate, statement or opinion of an Officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Company, unless such Officer or counsel, as the case may be, knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion is based are erroneous.

            Where any Person is required to make give or execute two or more applications, requests, consents, certificates, statements opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 1.4 ACTS OF HOLDERS.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company or the Guarantor or to both of them. Such instrument of instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of and such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or Affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

            (c) The ownership of Bearer Securities may be proved by the production of such Bearer Securities or by a certificate executed by any trust company, bank, banker or other depository, wherever situated if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depository, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee, the Company and the Guarantor may assume that such ownership of any Bearer Security continues until (i) another such certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced,
(ii) such Bearer Security is produced to the Trustee by some other Person, (iii) such Bearer Security is surrendered in exchange for a Registered Security or (iv) such Bearer Security is no longer Outstanding. The ownership of Bearer Securities may also be proved in any other manner which the Trustee deems sufficient.

            (d) The ownership of Registered Securities shall be proved by the Register.

            (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Company or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

            (f) If the Company or the Guarantor shall solicit from the Holders of any series any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company or the Guarantor, as the case may be, may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders of such series entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company or the Guarantor, as the case may be, shall have no obligation to do so, PROVIDED that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; PROVIDED that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

            (g) The Trustee may set any day as a record date for the purpose of determining the Holders of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 5.2, (iii) any direction referred to in Section 5.8 or
(iv) any request to institute proceedings referred to in Section 5.9(2), in each case with respect to Securities of such series. If such a record date is fixed pursuant to this paragraph, the relevant action may be taken or given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be holders of a series for the purpose of determining whether Holders of the requisite proportion of Outstanding Securities of such series have authorized or agreed or consented to such action, and for that purpose the Outstanding Securities of such series shall be computed as of such record date; PROVIDED that no such action by Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date and the proposed action by Holders to be given to the Company and the Guarantor in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.6.

Section 1.5 NOTICES, ETC., TO TRUSTEE AND COMPANY.

            Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with, (1) the Trustee by any Holder or by the Company or the Guarantor shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) in writing and mailed, first-class postage prepaid, to the Trustee at its Corporate Trust Office, Attention: Corporate Trust Trustee Administration, or (2) the Company or the Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) in writing and mailed, first-class postage prepaid, to the Company or the Guarantor addressed to it at Conseco, Inc., 11825 N. Pennsylvania Street, Carmel, Indiana 46032,
Attention: General Counsel or at any other address previously furnished in writing to the Trustee by the Company or the Guarantor.

Section 1.6 NOTICE TO HOLDERS; WAIVER.

            Where this Indenture provides for notice to Holders of an event (i) if any of the Securities affected by such event are Registered Securities, such notice to the Holders thereof shall be sufficiently given unless otherwise herein expressly provided) if in writing and mailed first-class postage prepaid to each such Holder affected by such event, at his address as it appears in the Register within the time prescribed for the giving of such notice and, (ii) if any of the Securities affected by such event are Bearer Securities, notice to the Holders thereof shall be sufficiently given (unless otherwise herein or in the terms of such Bearer Securities expressly provided) if published once in an Authorized Newspaper in New York, New York and in such other city or cities, if any, as may be specified as contemplated by Section 3.1.

            In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein. In any case where notice is given to Holders by publication, neither the failure to publish such notice, nor any defect in any notice so published, shall affect the sufficiency of such notice with respect to other Holders of Bearer Securities or the sufficiency of any notice with respect to any Holders of Registered Securities given as provided herein. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

            If by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice as provided above, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. If it is impossible or, in the opinion of the Trustee, impracticable to give any notice by publication in the manner herein required, then such publication in lieu thereof as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice.

            Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

            Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event and such waiver shall be equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

Section 1.7 HEADINGS AND TABLE OF CONTENTS.

            The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.8 SUCCESSOR AND ASSIGNS.

            All covenants and agreements in this Indenture by the Company or the Guarantor shall bind its successor and assigns, whether so expressed or not.

Section 1.9 SEPARABILITY.

            In case any provision of this Indenture or the Securities or the Subsidiary Guarantee shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.10 BENEFITS OF INDENTURE.

            Nothing in this Indenture or in the Securities or the Subsidiary Guarantee, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 1.11 GOVERNING LAW.

            THIS INDENTURE, THE SECURITIES, THE SUBSIDIARY GUARANTEE AND ANY COUPONS APPERTAINING THERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. This Indenture is subject to the Trust Indenture Act and if any provision hereof limits, qualifies or conflicts with any provision of the Trust Indenture Act, which is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be. Whether or not this Indenture is required to be qualified under the Trust Indenture Act, the provisions of the Trust Indenture Act required to be included in an indenture in order for such indenture to be so qualified shall be deemed to be included in this Indenture with the same effect as if such provisions were set forth herein and any provisions hereof which may not be included in an indenture which is so qualified shall be deemed to be deleted or modified to the extent such provisions would be required to be deleted or modified in an indenture so qualified.

Section 1.12 LEGAL HOLIDAYS.

            In any case where any Interest Payment Date, Redemption Date, sinking fund payment date, Stated Maturity or Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of any Security or coupon other than a provision in the Securities of an series which specifically states that such provision shall apply in lieu of this Section) payment of principal, premium, if any, or interest need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on such date; PROVIDED that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, sinking fund payment date, Stated Maturity or Maturity, as the case may be.


                                    ARTICLE 2
                                 SECURITY FORMS

Section 2.1 FORMS GENERALLY.

            (a) Form of Securities. The Securities of each series and the coupons, if any, to be attached thereto shall be in substantially the form attached hereto as Exhibit A-1 and Exhibit A-2 or otherwise in such form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depository therefor or as may, consistently herewith, be determined by the officers executing such Securities and coupons, if any, as evidenced by their execution of the Securities and coupons, if any. If temporary Securities of any series are issued as permitted by Section 3.1, the form thereof also shall be established as provided in the preceding sentence. If the forms of Securities and coupons, if any, of any series are established by, or by action taken pursuant to, a Board Resolution, a copy of the Board Resolution together with an appropriate record of any such action taken pursuant thereto, including a copy of the approved form of Securities or coupons, if any, shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.3 for the authentication and delivery of such Securities.

            Unless otherwise specified as contemplated by Section 3.1, Bearer Securities shall have interest coupons attached.

            The definitive Securities and coupons, if any, shall be printed, lithographed or engraved on steel engraved boarders or may be produced in any other manner, all as determined by the officers executing such Securities and coupons, if any, as evidenced by their execution of such Securities and coupons, if any.

            (b) Form of Guarantee. The form of Subsidiary Guarantee shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and as may, consistently herewith, be determined by the officers executing such Subsidiary Guarantee, as evidenced by their execution of the Subsidiary Guarantee. If the form of Subsidiary Guarantee is established by, or by action taken pursuant to, a Board Resolution, a copy of the Board Resolution together with an appropriate record of any such action taken pursuant thereto, including a copy of the approved form of Subsidiary Guarantee shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Subsidiary Guarantee.

Section 2.2 FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

            The Trustee's certificate of authentication shall be in substantially the following form:

            This is one of the Securities of the series described in the within-mentioned Indenture.

Section 2.3 SECURITIES IN GLOBAL FORM.

            (a) General. If Securities of or within a series are issuable in whole or in part in global form, any such Security may provide that it shall represent the aggregate or specified amount of Outstanding Securities from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced or increased to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of Outstanding Securities represented thereby, shall be made in such manner and by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 3.3 or 3.4. Subject to the provisions of Section 3.3 and, if applicable, Section 3.4, the Trustee shall deliver and redeliver any security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. Any instructions by the Company or the Guarantor with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 1.2 hereof and need not be accompanied by an Opinion of Counsel.

            The provisions of the last paragraph of Section 3.3 shall apply to any Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 1.2 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last paragraph of Section 3.3.

            Notwithstanding the provisions of Section 2.1 and 3.7, unless otherwise specified as contemplated by Section 3.1, payment of principal of, premium, if any, and interest on any Security in permanent global form shall be made to the Person or Persons specified therein.

            (b) Global Securities. Securities issued in global form shall be substantially in the form of Exhibit A1 or A2 attached hereto (including the Global Security Legend thereon and the "Schedule of Exchanges of Interests in the Global Security" attached thereto). Securities issued in definitive form shall be substantially in the form of Exhibit A1 attached hereto (but without the Global Security Legend thereon and without the "Schedule of Exchanges of Interests in the Global Security" attached thereto). Each Global Security shall represent such of the outstanding Securities as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Securities from time to time endorsed thereon and that the aggregate principal amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Security to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Securities represented thereby shall be made by the Trustee in accordance with instructions given by the Holder thereof as required by Section 3.14 hereof.

            (c) Temporary Global Securities. Securities offered and sold in reliance on Regulation S shall be issued initially in the form of the Regulation S Temporary Global Security, which shall be deposited on behalf of the purchasers of the Securities represented thereby with the Trustee, as custodian for The Depository Trust Company ("DTC") in New York, New York, and registered in the name of the Depository or the nominee of the Depository for the accounts of designated agents holding on behalf of Euroclear or Clearstream, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The Restricted Period shall be terminated upon the receipt by the Trustee of (i) a written certificate from Euroclear and Clearstream certifying that they have received certification of non-United States beneficial ownership of 100% of the aggregate principal amount at maturity of the Regulation S Temporary Global Security (except to the extent of any Beneficial Owners thereof who acquired an interest therein during the Restricted Period pursuant to another exemption from registration under the Securities Act and who shall take delivery of a beneficial ownership interest in a 144A Global Security bearing a Private Placement Legend, all as contemplated by Section 3.14(a)(ii) hereof), and (ii) an Officers' Certificate from the Company. Following the termination of the Restricted Period, beneficial interests in the Regulation S Temporary Global Security shall be exchanged for beneficial interests in Regulation S Permanent Global Securities pursuant to the Applicable Procedures. Simultaneously with the authentication of Regulation S Permanent Global Securities, the Trustee shall cancel the Regulation S Temporary Global Security. The aggregate principal amount of the Regulation S Temporary Global Security and the Regulation S Permanent Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided.

            (d) Euroclear and Clearstream Procedures Applicable. The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Cedel Bank" and "Customer Handbook" of Clearstream shall be applicable to transfers of beneficial interests in the Regulation S Temporary Global Security and the Regulation S

Permanent Global Securities that are held by Participants through Euroclear or Clearstream.


                                    ARTICLE 3
                                 THE SECURITIES

Section 3.1 AMOUNT UNLIMITED; ISSUABLE IN SERIES.

            (a) The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued from time to time in one or more series.

            (b) The following matters shall be established with respect to each series of Securities issued hereunder (i) by a Board Resolution, (ii) by action taken pursuant to a Board Resolution and (subject to Section 3.3) set forth, or determined in the manner provided, in an Officers' Certificate or
(iii) in one or more indentures supplemental hereto:

            (1) the title of the Securities of the series (which title shall distinguish the Securities of the series from all other series of Securities);

            (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (which limit shall not pertain to Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other securities of the series pursuant to Section 3.4, 3.5, 3.6, 3.14, 8.6, or 10.7);

            (3) the date or dates on which the principal of and premium, if any, on the Securities of the series is payable or the method of determination thereof;

            (4) the rate or rates at which the Securities of the series shall bear interest, if any, or the method of calculating such rate or rates of interest, the date or dates from which such interest shall accrue or the method by which such date or dates shall be determined, the Interest Payment Dates on which any such interest shall be payable and, with respect to Registered Securities, the Regular Record Date, if any, for the interest payable on any Registered Security on any Interest Payment Date;

            (5) the place or places where the principal of, premium, if any, interest, if any, and Liquidated Damages, if any on securities of the series shall be payable;

            (6) the period or periods within which, the price or prices at which, the currency or currencies (including currency unit or units) in which, and the other terms and conditions upon which, Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than as provided in Section 10, the manner in which the particular Securities of such series (if less than all Securities of such series are to be redeemed) are to be selected for redemption;

            (7) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or upon the happening of a specified event or at the option of a Holder thereof and the period or periods within which the price or prices at which and the other terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

            (8) if other than denominations of $1,000 and any integral multiple thereof, if Registered Securities, and if other than the denomination of $5,000 and any integral multiple thereof, if Bearer Securities, the denominations in which Securities of the series shall be issuable;

            (9) if other than Dollars, the currencies or currencies (including currency unit or units) in which the principal of, premium, if any, interest, if any, and Liquidated Damages, if any, on the Securities of the series shall be payable, or in which the Securities of the series shall be denominated, and the particular provisions applicable thereto in accordance with, in addition to, or in lieu of the provisions of Section 3.12;

            (10) if the payments of principal of, premium, if any, interest, if any, or Liquidated Damages, if any, on the Securities of the series are to be made, at the election of the Company or a Holder, in a currency or currencies (including currency unit or units) other than that in which such Securities are denominated or designated to be payable, the currency or currencies (including currency unit or units) in which such payments are to be made, the terms and conditions of such payments and the manner in which the exchange rate with respect to such payments shall be determined, and the particular provisions applicable thereto in accordance with, in addition to, or in lieu of the provisions of Section 3.12;

            (11) if the amount of payments of principal of, premium, if any, interest, if any, and Liquidated Damages, if any, on the securities of the series shall be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on a currency or currencies (including currency unit or units) other than that in which the Securities of the series are denominated or designated to be payable), the index, formula or other method by which such amounts shall be determined;

            (12) if other than the principal amount thereof, the portion of the principal amount of such Securities of the series which shall be payable upon declaration of acceleration thereof pursuant to Section 5.2 or the method by which such portion shall be determined;

            (13) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated

      Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

            (14) if other than as provided in Section 3.7, the Person to whom any interest on any Registered Security of the series shall be payable and the manner in which, or the Person to whom, any interest on any Bearer Securities of the series shall be payable;

            (15) provisions, if any, granting special rights to the Holders of Securities of the series upon the occurrence of such events as may be specified;

            (16) any deletions from, modifications of or additions to the Events of Default set forth in Section 5.1 or covenants of the Company set forth in Article 9 pertaining to the Securities of the series;

            (17) under what circumstances, if any, the Company will pay additional amounts on the Securities of that series held by a Person who is not a U.S. Person in respect of taxes or similar charges withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay such additional amounts (and the terms of any such option);

            (18) whether Securities of the series shall be issuable as Registered Securities or Bearer Securities (with or without interest coupons), or both, and any restrictions applicable to the offering, sale or delivery of Bearer Securities and, if other than as provided in Section
      3.5 and Section 3.14, the terms upon which Bearer Securities of a series may be exchanged for Registered Securities of the same series and vice versa;

            (19) the date as of which any Bearer Securities of the series and any temporary global Security representing Outstanding Securities of the series shall be dated if other than the date of original issuance of the first Security of the series to be issued;

            (20) if other than the forms attached hereto as Exhibits A-1 and A-2, the forms of the Securities and coupons, if any, of the series;

            (21) the applicability, if any, to the Securities of or within the series of Sections 4.4 and 4.5, or such other means of defeasance or covenant defeasance as may be specified for the Securities and coupons, if any, of such series, and, if the Securities are payable in a currency other than Dollars, whether, for the purpose of such defeasance or covenant defeasance the term "Government Obligations" shall include obligations referred to in the definition of such term which are not obligations of the United States or an agency or instrumentality of the United States;

            (22) if other than the Trustee, the identity of the Registrar and any Paying Agent;

            (23)  the designation of the initial Exchange Rate Agent, if any;

            (24)  if the Securities of the series shall be issued in whole or in part in global form (i) the Depository for such global Securities, (ii) the form of any legend in addition to or in lieu of those in section 3.14 which shall be borne by such global security, (iii) whether beneficial owners of interests in any Securities of the series in global form may exchange such interests for certificated Securities of such series and of like tenor of any authorized form and denomination, and (iv) if other than as provided in Section 3.5 and
      Section 3.14, the circumstances under which any such exchange may occur;
      and

            (25) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture) including any terms which may be required by or advisable under United States laws or regulations or advisable (as determined by the Company) in connection with the marketing of Securities of the series.

            (c) All Securities of any one series and coupons, if any, appertaining to any Bearer Securities of such series shall be substantially identical except, in the case of Registered Securities, as to denomination and except as may otherwise be provided (i) by a Board Resolution, (ii) by action taken pursuant to a Board Resolution and (subject to Section 3.3) set forth or determined in the manner provided, in the related Officers' Certificate or (iii) in an indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for issuances of additional Securities of such series.

            (d) if any of the terms of the Securities of any series are established by action taken pursuant to a Board Resolution, a copy of such Board Resolution shall be certified by the Corporate Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth, or providing the manner for determining, the terms of the Securities of such series, and an appropriate record of any action taken pursuant thereto in connection with the issuance of any Securities of such series shall be delivered to the Trustee prior to the authentication and delivery thereof.

Section 3.2 DENOMINATIONS.

            Unless otherwise provided as contemplated by Section 3.1, any Registered Securities of a series shall be issuable in denominations of $1,000 and any integral multiple thereof and any Bearer Securities of a series shall be issuable in the denomination of $5,000 and any integral multiples thereof.

Section 3.3 EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

            Securities shall be executed on behalf of the Company by two Officers. The Company's seal shall be reproduced on the Securities. The signatures of any of these officers on the Securities may be manual or facsimile. The coupons, if any, of Bearer Securities shall bear the facsimile signature of two Officers.

            Securities and coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

            At any time and from time to time, the Company may deliver Securities, together with any coupons appertaining thereto, of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities; PROVIDED, HOWEVER, that in the case of Securities offered in a Periodic Offering, the Trustee shall authenticate and deliver such Securities from time to time in accordance with such other procedures (including without limitation, the receipt by the Trustee of oral or electronic instructions from the Company or its duly authorized agents, promptly confirmed in writing) acceptable to the Trustee as may be specified pursuant to a Company Order delivered to the Trustee prior to the time of the first authentication of Securities of such series.

            If the form or terms of the Securities of a series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 2.1 and 3.l, in authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 315(a) through (d) of the Trust Indenture Act) shall be fully protected in relying upon, an Opinion of Counsel stating,

            (1) if the forms of such Securities and any coupons have been established by or pursuant to a Board Resolution as permitted by Section 2.1, that such forms have been established in conformity with the provisions of this Indenture;

            (2) if the terms of such Securities and any coupons have been established by or pursuant to a Board Resolution as permitted by Section 3.1, that such terms have been, or in the case of Securities of a series offered in a Periodic Offering, will be, established in conformity with the provisions of this Indenture, subject in the case of Securities offered in a Periodic Offering, to any conditions specified in such Opinion of Counsel; and

            (3) that such Securities together with any coupons appertaining thereto, when authenticated and delivered by the trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legal binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles and except further as enforcement thereof may be limited by requirements that a claim with respect to any Securities denominated other than in Dollars (or a Foreign Currency or currency unit judgment in respect of such claim) be converted into Dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or governmental authority to limit, delay or prohibit the making of payments in Foreign Currencies or currency units or payments outside the United States.

            Notwithstanding that such form or terms have been so established, the Trustee shall have the right to decline to authenticate such Securities if, in the written opinion of counsel to the Trustee (which counsel may be an employee of the Trustee) reasonably acceptable to the

Company, the issue of such Securities pursuant to this Indenture will adversely affect the Trustee's own rights, duties or immunities under this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee. Notwithstanding the generality of the foregoing, the Trustee will not be required to authenticate Securities denominated in a Foreign Currency if the Trustee reasonably believes that it would be unable to perform its duties with respect to such Securities.

            Notwithstanding the provisions of Section 3.1 and of the two preceding paragraphs, if all of the Securities of any series are not to be issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 3.1 or the Company Order and Opinion of Counsel otherwise required pursuant to the two preceding paragraphs in connection with the authentication of each Security of such series if such documents, with appropriate modifications to cover such future issuances, are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

            With respect to Securities of a series offered in a Periodic Offering, the Trustee may rely, as to the authorization by the Company of any of such securities, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel and the other documents delivered pursuant to Sections 2.1 and 3.1 and this Section, as applicable, in connection with the first authentication of Securities of such series.

            If the Company shall establish pursuant to Section 3.1 that the Securities of a series are to be issued in whole or in part in global form, then the Company shall execute and the Trustee shall, in accordance with this Section and the Company Order with respect to such series, authenticate and deliver one or more Securities in global form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by such Security or Securities in global form, (ii) shall be registered, if a Registered Security, in the name of the Depository for such Security or Securities in global form or the nominee of such Depository, (iii) shall be delivered by the Trustee to such Depository or pursuant to such Depository's instruction and (iv) shall bear the legends set forth in Section 3.14 and the terms of the Board Resolution or supplemental indenture relating to such series.

            Each Depository designated pursuant to Section 3.1 for a Registered Security in global form must, at the time of its designation and at all times while it serves as Depository, be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation. The Trustee shall have no responsibility to determine if the Depository is so registered. Each Depository shall enter into an agreement with the Trustee governing the respective duties and rights of such Depository and the Trustee with regard to Securities issued in global form.

            Each Registered Security shall be dated the date of its authentication and each Bearer Security shall be dated as of the date specified as contemplated by Section 3.1.

            No Security or coupon appertaining thereto shall be entitled to any benefits under this Indenture or be valid or obligatory for any purpose until authenticated by the manual signature of one of the authorized signatories of the Trustee or an Authenticating Agent and no coupon shall be valid until the Security to which it appertains has been so authenticated. Such signature upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered under this Indenture and is entitled to the benefits of this Indenture. Except as permitted by Section 3.6 or 3.7, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and cancelled.

            Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.9 together with a written statement (which need not comply with Section 1.2 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall not be entitled to the benefits of this Indenture.

Section 3.4 TEMPORARY SECURITIES.

            Pending the preparation of definitive Securities of any series, the Company may execute and, upon Company Order, the Trustee shall authenticate and deliver temporary Securities of such series which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor and form, with or without coupons, of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities and coupons, if any. In the case of Securities of any series, such temporary Securities may be in global form, representing all or a portion of the Outstanding Securities of such series.

            Except in the case of temporary Securities in global form, each of which shall be exchanged in accordance with the provisions thereof, if temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company pursuant to Section 9.2 in a Place of Payment for such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured coupons appertaining thereto), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations and of like tenor; PROVIDED, HOWEVER, that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and PROVIDED FURTHER that no definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security unless the Trustee shall have received from the person entitled to receive the definitive Bearer Security a certificate substantially in the form approved in or pursuant to the Board Resolutions relating thereto and such delivery shall occur only outside the United States. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series except as otherwise specified as contemplated by Section 3.1.

Section 3.5 REGISTRATION, TRANSFER AND EXCHANGE.

            The Company shall cause to be kept at the Corporate Trust Office of the Trustee or in any office or agency to be maintained by the Company in accordance with Section 9.2 in a Place of Payment a register (the "Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and the registration of transfers of Registered Securities. The Register shall be in written form or any other form capable of being converted into written form within a reasonable time. The Trustee is hereby appointed "Registrar" for the purpose of registering Registered Securities and transfers of Registered Securities as herein provided.

            Upon surrender for registration of transfer of any Registered Security of any series at the office or agency maintained pursuant to Section
9.2 in a Place of Payment for that series, the Company shall execute and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount containing identical terms and provisions. Bearer Securities or any coupons appertaining thereto shall be transferable by delivery.

            At the option of the Holder, Registered Securities of any series (except a Registered Security in global form) may be exchanged for other Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount containing identical terms and provisions, upon surrender of the Registered Securities to be exchanged at such office or agency. Whenever any Registered Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive. Unless otherwise specified as contemplated by Section 3.1, Bearer Securities may not be issued in exchange for Registered Securities.

            Unless otherwise specified as contemplated by Section 3.1, at the option of the Holder, Bearer Securities of such series may be exchanged for Registered Securities (if the Securities of such series are issuable in registered form) or Bearer Securities (if Bearer Securities of such series are issuable in more than one denomination and such exchanges are permitted by such series) of the same series, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company and the Trustee in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; PROVIDED, HOWEVER, that, except as otherwise provided in Section 9.2, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United

States. Notwithstanding the foregoing, in case any Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date of payment, as the case may be (or, if such coupon is so surrendered with such Bearer Security, such coupon shall be returned to the person so surrendering the Bearer Security), and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the holder of such coupon, when due in accordance with the provisions of this Indenture.

            Each Security issued in global form authenticated under this Indenture shall be registered in the name of the Depository designated for such series or a nominee thereof and delivered to such Depository or a nominee thereof or custodian therefor, and each such Security issued in global form shall constitute a single Security for all purposes of this Indenture.

            Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for Securities in certificated form in the circumstances described below, a Security in global form representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depository for such series to a nominee of such Depository or by a nominee of such Depository to such Depository or another nominee of such Depository or by such Depository or any such nominee to a successor Depository for such series or a nominee of such successor Depository.

            If at any time the Depository for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depository for the Securities of such series or if at any time the Depository for the Securities of such series shall no longer be eligible under Section 3.3, the Company shall appoint a successor Depository with respect to the Securities of such series. If a successor Depository for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company selection pursuant to
Section 3.1(b)(23) shall no longer be effective with respect to the Securities of such series and the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of certificated Securities of such series of like tenor, shall authenticate and deliver Securities of such series of like tenor in certificated form, in authorized denominations and in an aggregate principal amount equal to the principal amount of the Security or Securities of such series of like tenor in global form in exchange for such Security or Securities in global form.

            The Company may at any time in its sole discretion determine that Securities issued in global form shall no longer be represented by such a Security or Securities in global form. In such event the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of certificated Securities of such series of like tenor, shall authenticate and deliver, Securities of such series of like tenor in certificated form, in authorized denominations and in an aggregate principal amount equal to the principal amount of the Security or Securities of such series of like tenor in global form in exchange for such Security or Securities in global form.

            If specified by the Company pursuant to Section 3.1 with respect to a series of Securities, the Depository for such series may surrender a Security in global form of such series in exchange in whole or in part for Securities of such series in certificated form on such terms as are acceptable to the Company and such Depository. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge,

            (i) to each Person specified by such Depository a new certificated Security or Securities of the same series of like tenor, of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Security in global form; and

            (ii) to such Depository a new Security in global form of like tenor in a denomination equal to the difference, if any, between the principal amount of the surrendered Security in global form and the aggregate principal amount of certificated Securities delivered to Holders thereof.

            Upon the exchange of a Security in global form for Securities in certificated form, such Security in global form shall be cancelled by the Trustee. Unless expressly provided with respect to the Securities of any series that such Security may be exchanged for Bearer Securities, Securities in certificated form issued in exchange for a Security in global form pursuant to this Section shall be registered in such names and in such authorized denominations as the Depository for such Security in global form, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

            Whenever any Securities are surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

            All Securities issued upon any registration of transfer or upon any exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

            Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Registrar or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Registrar and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

            No service charge shall be made for any registration of transfer or for any exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or transfer or exchange of Securities, other than exchanges pursuant to Section 3.4 of 10.7 not involving any transfer.

            If the Securities of any series (or of any series and specified tenor) are to be redeemed in part, the Company shall not be required (i) to issue, register the transfer of, or exchange any Securities for a period beginning at the opening of business 15 days before any selection for redemption of Securities of like tenor and of the series of which such Security is a part and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all Holder of Securities of like tenor and of such series to be redeemed; (ii) to register the transfer of or exchange any Registered Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part; or
(iii) to exchange any Bearer Security so selected for redemption, except that such a Bearer Security may be exchanged for a Registered Security of that series and like tenor; PROVIDED that such Registered Security shall be simultaneously surrendered for redemption.

            The foregoing provisions relating to registration, transfer and exchange may be modified, supplemented or superseded with respect to any series of Securities by a Board Resolution or in one or more indentures supplemental hereto.

Section 3.6 REPLACEMENT SECURITIES.

            If a mutilated Security or a Security with a mutilated coupon appertaining to it is surrendered to the Trustee, together with, in proper cases, such security or indemnity as may be required by the Company or the Trustee to save each of them harmless, the Company shall execute and the Trustee shall authenticate and deliver a replacement Registered Security, if such surrendered Security was a Registered Security, or a replacement Bearer Security with coupons corresponding to the Coupons appertaining to the surrendered Security, if such surrendered Security was a Bearer Security, of the same series and date of maturity, if the Trustee's requirements are met.

            If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or Security with a destroyed, lost or stolen coupon and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security or coupon has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen coupon appertains (with all appurtenant coupons not destroyed, lost or stolen), a replacement Registered Security, if such Holder's Claim appertains to a Registered Security, or a replacement Bearer Security with coupons corresponding to the coupons appertaining to the destroyed, lost or stolen Bearer Security or the Bearer Security to which such lost, destroyed or stolen coupon appertains, if such Holder's claim appertains to a Bearer Security, of the same series and principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding with coupons corresponding to the coupons, if any, appertaining to the destroyed, lost or stolen Security.

            In case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security or coupon, pay any such Security or coupon; PROVIDED, HOWEVER, that payment of principal of and any premium or interest on Bearer Securities shall, except as otherwise provided in Section 9.2, be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 3.1, any interest on Bearer Securities shall be payable only upon presentation and surrender of the coupons appertaining thereto.

            Upon the issuance of any new Security under this Section, the Company may require that payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee, its agents and counsel) connected therewith.

            Every new Security of any series with its coupons, if any, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, or in exchange for a Security to which a destroyed, lost or stolen coupon appertains, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security and its coupon, if any, or the destroyed, lost or stolen coupon, shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series and their coupons, if any, duly issued hereunder.

            The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

Section 3.7 PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

            (a) Unless otherwise provided as contemplated by Section 3.1 with respect to any series of Securities, interest, if any, on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency maintained for such purpose pursuant to 9.2; PROVIDED, HOWEVER, that at the option of the Company, interest on any series of Registered Securities that earn interest may be paid (i) by check mailed to the address of the Person entitled thereto as it shall appear on the Register of Holders of Securities of such series or (ii) at the expense of the Company, by wire transfer to an account maintained by the Person entitled thereto as specified in the Register of Holders of Securities of such series.

            Unless otherwise provided as contemplated by Section 3.1 with respect to any series of Securities, (i) interest, if any, on Bearer Securities shall be paid only against presentation and surrender of the coupons for such interest installments as are evidenced thereby as they mature and (ii) original issue discount, if any, on Bearer Securities shall be paid only against presentation and surrender of such Securities; in either case at the office of a Paying Agent located outside the United States, unless the Company shall have otherwise instructed the Trustee in writing provided that any such instruction for payment in the United States does not cause any Bearer Security to be treated as a "registration-required obligation" under United States laws and regulations. The interest, if any, on any temporary Bearer Security shall be paid, as to any installment of interest evidenced by a coupon attached thereto only upon presentation and surrender of such coupon and, as to other installments of interest, only upon presentation of such Security for notation thereon of the payment of such interest. If at the time a payment of principal of or interest, if any, on a Bearer Security or coupon shall become due, the payment of the full amount so payable at the office or offices of all the Paying Agents outside the United States is illegal or effectively precluded because of the imposition of exchange controls or other similar restrictions on the payment of such amount in Dollars, then the Company may instruct the Trustee in writing to make such payments at a Paying Agent located in the United States, provided that provision for such payment in the United States would not cause such Bearer Security to be treated as a "registration-required obligation" under United States laws and regulations.

            (b) Unless otherwise provided as contemplated by Section 3.1 with respect to any series of Securities, any interest on Registered Securities of any series which is payable, but is not punctually paid or duly provided for, on any interest payment date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holders on the relevant Regular Record Date by virtue of their having been such Holders, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

            (1) The Company may elect to make payment of such Defaulted Interest to the Persons in whose names such Registered Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit the Persons entitled to such Defaulted Interest as in this clause (1) provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of such Registered Securities at his address as it appears in the Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names such Registered Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

            (2) The Company may make payment of such Defaulted Interest to the Persons in whose names such Registered Securities (or their respective Predecessor Securities) are registered at the close of business on a specified date in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Registered Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause (2), such manner of payment shall be deemed practicable by the Trustee.

            (c)   Subject to the foregoing provisions of this Section and
Section 3.14, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 3.8 PERSONS DEEMED OWNERS.

            Prior to due presentment of any Registered Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 3.7) interest on such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and none of the Company, the Guarantor, the Trustee or any agent of the Company, the Guarantor or the Trustee shall be affected by notice to the contrary.

            The Company, the Guarantor, the Trustee and an agent of the Company, the Guarantor or the Trustee may treat the bearer of any Bearer Security and the bearer of any coupon as the absolute owner of such Bearer Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Bearer Security or coupon be overdue, and none of the Company, the Guarantor, the Trustee or any agent of the Company, the Guarantor or the Trustee shall be affected by notice to the contrary.

            None of the Company, the Guarantor, the Trustee or any agent of the Company or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. Notwithstanding the foregoing, with respect to any Security in global form, nothing herein shall prevent the Company, the Guarantor or the Trustee, or any agent of the Company, the Guarantor or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any Depository (or its nominee) as a Holder, with respect to such Security in global form or impair, as between such Depository and owners of beneficial interests in such Security in global form, the operation of customary practices governing the exercise of the rights of such Depository (or its nominee) as Holder of such Security in global form.

Section 3.9 CANCELLATION.

            The Company at any time may deliver Securities and coupons to the Trustee for cancellation. The Registrar and any Paying Agent shall forward to the Trustee any Securities and coupons surrendered to them for replacement, for registration of transfer, or for exchange or payment. The Trustee shall cancel all Securities and coupons surrendered for replacement, for registration of transfer, or for exchange, payment, redemption or cancellation and may, but shall not be required to, dispose of cancelled Securities and coupons and issue a certificate of destruction to the Company. The Company may not issue new Securities to replace Securities that it has paid or delivered to the Trustee for cancellation.

Section 3.10 COMPUTATION OF INTEREST.

            Except as otherwise specified as contemplated by Section 3.1, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 3.11 CUSIP NUMBERS.

            The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, in such case, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; PROVIDED that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

Section 3.12 CURRENCY AND MANNER OF PAYMENT IN RESPECT OF SECURITIES.

            (a) Unless otherwise specified with respect to any Securities pursuant to section 3.1, with respect to Registered Securities of any series not permitting the election provided for in paragraph (b) below or the Holders of which have not made the election provided for in paragraph (b) below, and with respect to Bearer Securities of any series, except as provided in paragraph (d) below, payment of the principal of, premium, if any, interest, if any, and Liquidated Damages, if any, on any Registered or Bearer Security of such series will be made in the currency or currencies or currency unit or units in which such Registered Security or Bearer Security, as the case may be, is payable. The provisions of this Section 3.12 may be modified or superseded pursuant to
Section 3.1 with respect to any Securities.

            (b) It may be provided pursuant to Section 3.1, with respect to Registered Securities of any series, that Holders shall have the option, subject to paragraphs (d) and (e) below, to receive payments of principal of, premium, if any, interest, if any, or Liquidated Damages, if any, on such Registered Securities in any of the currencies or currency units which may be designated for such election by delivering to the Trustee (or the applicable Paying Agent) a written election with signature guarantees and in the applicable form established pursuant to Section 3.1, not later than the close of business on the Election Date immediately preceding the applicable payment date. If a Holder so elects to receive such payments in any such currency or currency unit, such election will remain in effect for such Holder or any transferee of such Holder until changed by such Holder or such transferee by written notice to the Trustee (or any applicable Paying Agent) for such series of Registered Securities (but any such change must be made not later than the close of business on the Election Date immediately preceding the next payment date to be effective for the payment to be made on such payment date, and no such change of election may be made with respect to payments to be made on any Registered Security of such series with respect to which an Event of Default has occurred or with respect to which the Company has deposited funds pursuant to Article 4 or with respect to which a notice of redemption has been given by or on behalf of the Company). Any Holder of any such Registered Security who shall not have delivered any such Election to the Trustee (or any applicable Paying Agent) not later than the close of business on the applicable Election Date will be paid the amount due on the applicable payment date in the relevant currency or currency unit as provided in Section 3.12(a). The Trustee (or the applicable Paying Agent) shall notify the Exchange Rate Agent as soon as practicable after the Election Date of the aggregate principal amount of Registered Securities for which Holders have made such written election.

            (c) If the election referred to in paragraph (b) above has been provided for with respect to any Registered Securities of a series pursuant to
Section 3.1, then, unless otherwise specified pursuant to Section 3.1 with respect to any such Registered Securities, not later than the fourth Business Day after the Election Date for each payment date for such Registered Securities, the Exchange Rate Agent will deliver to the Company a written notice specifying, in the currency or currencies or currency unit or units in which Registered Securities of such series are payable, the respective aggregate amounts of principal of, premium, if any, interest, if any, and Liquidated Damages, if any, on such Registered Securities to be paid on such payment date, and specifying the amounts in such currency or currencies or currency unit or units so payable in respect of such Registered Securities as to which the Holders of Registered Securities denominated in any currency or currencies or currency unit or units shall have elected to be paid in another currency or currency unit as provided in paragraph (b) above. If the election referred to in paragraph (b) above has been provided for with respect to any Registered Securities of a series pursuant to Section 3.1, and at least one Holder has made such election, then, unless otherwise specified pursuant to Section 3.1, on the second Business Day preceding such payment date the Company will deliver to the Trustee (or the applicable Paying Agent) an Exchange Rate Officers' Certificate in respect of the Dollar, Foreign Currency or Currencies, ECU or other currency unit payments to be made on such payment date. Unless otherwise specified pursuant to Section 3.1, the Dollar, Foreign Currency or Currencies, ECU or other currency unit amount receivable by Holders of Registered Securities who have elected payment in a currency or currency unit as provided in paragraph (b) above shall be determined by the Company on the basis of the applicable Market Exchange Rate in effect on the second Business Day (the "Valuation Date") immediately preceding each payment date, and such determination shall be conclusive and binding for all purposes, absent manifest error.

            (d) If a Conversion Event occurs with respect to a Foreign Currency, ECU or any other currency unit in which any of the Securities are denominated or payable otherwise than pursuant to an election provided for pursuant to paragraph (b) above, then, with respect to each date for the payment of principal of, premium, if any, and interest, if any, on the applicable Securities denominated or payable in such Foreign Currency, ECU or such other currency unit occurring after the last date on which such Foreign Currency, ECU or such other currency unit was used (the "Conversion Date"), the Dollar shall be the currency of payment for use on each such payment date (but such Foreign Currency, ECU or such other currency unit that was previously the currency of payment shall, at the Company's election, resume being the currency of payment on the first such payment date preceded by 15 Business Days during which the circumstances which gave rise to the Dollar becoming such currency no longer prevail). Unless otherwise specified pursuant to Section 3.1, the Dollar amount to be paid by the Company to the Trustee or any applicable Paying Agent and by the Trustee or any applicable Paying Agent to the Holders of such Securities with respect to such payment date shall be, in the case of a Foreign

Currency other than a currency unit, the Dollar Equivalent of the Foreign Currency or in the case of a Foreign Currency that is a currency unit, the Dollar Equivalent of the Currency limit, in each case as determined by the Exchange Rate Agent in the manner provided in paragraph (f) or (g) below.

            (e) Unless otherwise specified pursuant to Section 3.1, if the Holder of a Registered Security denominated in any currency or currency unit shall have elected to be paid in another currency or currency unit or in other currencies as provided in paragraph (b) above, and (i) a Conversion Event occurs with respect to any such elected currency or currency unit, such Holder shall receive payment in the currency or currency unit in which payment would have been made in the absence of such election and (ii) if a Conversion Event occurs with respect to the currency or currency unit in which payment would have been made in the absence of such election, such Holder shall receive payment in Dollars as provided in paragraph (d) of this Section 3.12 (but, subject to any contravening valid election pursuant to paragraph (b) above, the elected payment currency or currency unit, in the case of the circumstances described in clause
(i) above, or the payment currency or currency unit in the absence of such election, in the case of the circumstances described in clause (ii) above, shall, at the Company's election, resume being the currency or currency unit of payment with respect to Holders who have so elected, but only with respect to payments on payment dates preceded by 15 Business Days during which the circumstances which gave rise to such currency or currency unit, in the case of the circumstances described in clause (i) above, or the Dollar, in the case of the circumstances described in clause (ii) above, as applicable, becoming the currency or currency unit of payment, no longer prevail).

            (f) The "Dollar Equivalent of the Foreign Currency" shall be determined by the Exchange Rate Agent and shall be obtained for each subsequent payment date by the Exchange Rate Agent by converting the specified Foreign Currency into Dollars at the Market Exchange Rate on the Conversion Date.

            (g) The "Dollar Equivalent of the Currency Unit" shall be determined by the Exchange Rate Agent and, subject to the provisions of paragraph (h) below, shall be the sum of each amount obtained by converting the specified amount of each Component Currency (as each such term is defined in paragraph (h) below) into Dollars at the Market Exchange Rate for such Component Currency on the Valuation Date with respect to each payment.

            (h) For purposes of this Section 3.12 the following terms shall have the following meanings:

            "COMPONENT CURRENCY" shall mean any currency which, on the Conversion Date, was a component currency of the relevant currency unit, including, but not limited to, ECU.

            "ELECTION DATE" shall mean the Regular Record Date for the applicable series of Registered Securities as specified pursuant to Section 3.1 by which the written election referred to in Section 3.12(b) may be made.

            A "SPECIFIED AMOUNT" of a Component Currency shall mean the number of units of such Component Currency or fractions thereof which such Component Currency represented in the relevant currency unit, including, but not limited to, ECU, on the Conversion Date. If after the Conversion Date the official unit of any Component Currency is altered by way of combination or subdivision, the Specified Amount of such Component Currency shall be divided or multiplied in the same proportion. If after the Conversion Date two or more Component Currencies are consolidated into a single currency, the respective Specified Amounts of such Component Currencies shall be replaced by an amount in such single currency equal to the sum of the respective specified Amounts of such consolidated Component Currencies expressed in such single currency, and such amount shall thereafter be a Specified Amount and such single currency shall thereafter be a Component Currency. If after the Conversion Date any Component Currency shall be divided into two or more currencies, the Specified Amount of such Component Currency shall be replaced by specified amounts of such two or more currencies, the sum of which, at the Market Exchange Rate of such two or more currencies on the date of such replacement, shall be equal to the Specified Amount of such former Component Currency and such amounts shall thereafter be Specified Amounts and such currencies shall thereafter be Component Currencies. If, after the Conversion Date of the relevant currency unit, including, but not limited to, ECU, a Conversion Event (other than any event referred to above in this definition of "Specified Amount") occurs with respect to any Component Currency of such currency unit and is continuing on the applicable Valuation Date, the Specified Amount of such Component Currency shall, for purposes of calculating the Dollar Equivalent of the Currency Unit, be converted into Dollars at the Market Exchange Rate in effect on the Conversion Date of such Component Currency.

            All decisions and determinations of the Exchange Rate Agent regarding the Dollar Equivalent of the Foreign Currency, the Dollar Equivalent of the Currency Unit, the Market Exchange Rate and changes in the Specified Amounts as specified above shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company, the Trustee (and any applicable Paying Agent) and all Holders of Securities denominated or payable in the relevant currency, currencies or currency units. The Exchange Rate Agent shall promptly give written notice to the Company and the Trustee of any such decision or determination.

            In the event that the Company determines in good faith that a Conversion Event has occurred with respect to a Foreign Currency, the Company will promptly give written notice thereof to the Trustee (or any applicable Paying Agent) and to the Exchange Rate Agent (and the Trustee (or such Paying Agent) will promptly thereafter give notice in the manner provided in Section
1.6 to the affected Holders) specifying the Conversion Date. In the event the Company so determines that a Conversion Event has occurred with respect to ECU or any other currency unit in which Securities are denominated or payable, the Company will promptly give written notice thereof to the Trustee (or any applicable Paying Agent) and to the Exchange Rate Agent (and the Trustee (or such Paying Agent) will promptly thereafter give notice in the manner provided in Section 1.6 to the affected Holders) specifying the Conversion Date and the Specified Amount of each Component Currency on the Conversion Date. In the event the Company determines in good faith that any subsequent change in any Component Currency as set forth in the definition of Specified Amount above has occurred, the Company will similarly give written notice to the Trustee (or any applicable Paying Agent) and to the Exchange Rate Agent.

            The Trustee of the appropriate series of Securities shall be fully justified and protected in relying and acting upon information received by it from the Company and the Exchange Rate Agent and shall not otherwise have any duty or obligation to determine the accuracy or validity of such information independent of the Company or the Exchange Rate Agent.

Section 3.13 APPOINTMENT AND RESIGNATION OF EXCHANGE RATE AGENT.

            (a) Unless otherwise specified pursuant to Section 3.1, if and so long as the Securities of any series (i) are denominated in a currency other than Dollars or (ii) may be payable in a currency other than Dollars, or so long as it is required under any other provision of this Indenture, then the Company will maintain with respect to each such series of Securities, or as so required, at least one Exchange Rate Agent. The Company will cause the Exchange Rate Agent to make the necessary foreign exchange determinations at the time and in the manner specified pursuant to Section 3.12 for the purpose of determining the applicable rate of exchange and, if applicable, for the purpose of converting the issued currency or currencies or currency unit or units into the applicable payment currency or currency unit for the payment of principal, premium, if any, and interest, if any, pursuant to Section 3.12.

            (b) No resignation of the Exchange Rate Agent and no appointment of a successor Exchange Rate Agent pursuant to this Section shall become effective until the acceptance of appointment by the successor Exchange Rate Agent as evidenced by a written instrument delivered to the Company and the Trustee of the appropriate series of Securities accepting such appointment executed by the successor Exchange Rate Agent.

            (c) If the Exchange Rate Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Exchange Rate Agency for any cause, with respect to the Securities of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Exchange Rate Agent or Exchange Rate Agents with respect to the Securities of that or those series (it being understood that any such successor Exchange Rate Agent may be appointed with respect to the Securities of one or more or all of such series and that, unless otherwise specified pursuant to
Section 3.1 at any time there shall only be one Exchange Rate Agent with respect to the Securities of any particular series that are originally issued by the Company on the same date and that are initially denominated and/or payable in the same currency or currencies or currency unit or units).

Section 3.14 SPECIAL TRANSFER PROVISIONS.

            Unless and until the Securities are exchanged for Exchange Securities in connection with an effective Exchange Offer Registration Statement pursuant to the Registration Rights Agreement, the following provisions will apply:

            (a) Transfer and Exchange of Global Securities. A Global Security may not be transferred as a whole except by the Depository to a nominee of the Depository, by a nominee of the Depository to the Depository or to another nominee of the Depository, or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository. All Global Securities shall be exchanged by the Company for

      Bearer Securities if (i) the Company delivers to the Trustee notice from the Depository that it is unwilling or unable to continue to act as Depository or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depository is not appointed by the Company within 120 days after the date of such notice from the Depository; (ii) the Company in its sole discretion determines that the Global Securities (in whole but not in part) should be exchanged for Bearer Securities and delivers a written notice to such effect to the Trustee; provided that in no event shall the Regulation S Temporary Global Security be exchanged by the Company for Bearer Securities prior to (x) the expiration of the Restricted Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903 under the Securities Act; or (iii) there shall have occurred and be continuing a Default or Event of Default with respect to the Securities. Upon the occurrence of either of the preceding events in (i), (ii) or (iii) above, Bearer Securities shall be issued in such names as the Depository shall instruct the Trustee. Global Securities also may be exchanged or replaced, in whole or in part, as provided in Sections 2.3(c) and 3.6 hereof. Every Security authenticated and delivered in exchange for, or in lieu of, a Global Security or any portion thereof, pursuant to this Section 3.14 or
      Section 2.3(c) or 3.6 hereof, shall be authenticated and delivered in the form of, and shall be, a Global Security. A Global Security may not be exchanged for another Security other than as provided in this Section 3.14(a), however, beneficial interests in a Global Security may be transferred and exchanged as provided in Section 3.14(b), (c) or (f) hereof.

            (b) Transfer and Exchange of Beneficial Interests in the Global Securities. The transfer and exchange of beneficial interests in the Global Securities shall be effected through the Depository, in accordance with the provisions of this Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Securities shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Securities also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

                  (i) Transfer of Beneficial Interests in the Same Global Security. Beneficial interests in any Restricted Global Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Security in accordance with the transfer restrictions set forth in the Private Placement Legend; provided, however, that prior to the expiration of the Restricted Period, transfers of beneficial interests in the Regulation S Temporary Global Security may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Beneficial interests in any Unrestricted Global Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this
            Section 3.14(b)(i); provided that the transferor of such beneficial interest shall deliver notice of such transfer to the Registrar.

                  (ii) All Other Transfers and Exchanges of Beneficial Interests in Global Securities. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 3.14(b)(i) above, the transferor of such beneficial interest must deliver to the Registrar either (A) (1) a written order from a Participant or an Indirect Participant given to the Depository in accordance with the Applicable Procedures directing the Depository to credit or cause to be credited a beneficial interest in another Global Security in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B) (1) a written order from a Participant or an Indirect Participant given to the Depository in accordance with the Applicable Procedures directing the Depository to cause to be issued a Bearer Security in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depository to the Registrar containing information regarding the Person in whose name such Bearer Security shall be registered to effect the transfer or exchange referred to in (1) above; provided that in no event shall Bearer Securities be issued upon the transfer or exchange of beneficial interests in the Regulation S Temporary Global Security prior to (x) the expiration of the Restricted Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903 under the Securities Act. Upon consummation of an Exchange Offer by the Company in accordance with Section 3.14(f) hereof, the requirements of this Section 3.14(b)(ii) shall be deemed to have been satisfied upon receipt by the Registrar of the instructions contained in the Letter of Transmittal delivered by the Holder of such beneficial interests in the Restricted Global Securities. Upon written certification to the Trustee from the Company (based upon evidence received by the Company and reasonably acceptable to it) certifying satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Securities contained in this Indenture and the Securities or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount at maturity of the relevant Global Securities pursuant to Section 3.14(i) hereof.

                  (iii) Transfer of Beneficial Interests to Another Restricted
            Global Security. A beneficial interest in any Restricted Global Security may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Security if the transfer complies with the requirements of Section 3.14(b)(ii) above and the Registrar receives the following:

                        (A) if the transferee shall take delivery in the form of a beneficial interest in the 144A Global Security, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof; and

                        (B) if the transferee shall take delivery in the form of a beneficial interest in the Regulation S Temporary Global Security or Regulation S Permanent Global Security, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof.

                  (iv) Transfer and Exchange of Beneficial Interests in a Restricted Global Security for Beneficial Interests in the Unrestricted Global Security. A beneficial interest in any Restricted Global Security may be exchanged by any Holder thereof for a beneficial interest in an Unrestricted Global Security or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security if the exchange or transfer complies with the requirements of Section 3.14(b)(ii) above and:

                        (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the Holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a Broker-Dealer, (2) a Person participating in the distribution of the Exchange Securities or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                        (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                        (C) such transfer is effected by a Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                        (D)   the Registrar receives the following:

                              (1) if the Holder of such beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Security, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(a) thereof; or

                              (2) if the Holder of such beneficial interest in a Restricted Global Security proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

            and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel, at the expense of the Holder, in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

            If any such transfer is effected pursuant to subparagraph (B) or (D) above at a time when an Unrestricted Global Security has not yet been issued, the Company shall issue and, upon receipt of a Company Order for the authentication and delivery of such Unrestricted Global Security in accordance with Section 3.3 hereof, the Trustee shall authenticate one or more Unrestricted Global Securities in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to subparagraph
(B) or (D) above.

            Beneficial interests in an Unrestricted Global Security cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Security.

            (c) Transfer or Exchange of Beneficial Interests for Bearer Securities.

                  (i) Beneficial Interests in Restricted Global Securities to Restricted Bearer Securities. If any Holder of a beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a Restricted Bearer Security or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Bearer Security, then, upon receipt by the Registrar of the following documentation:

                        (A) if the Holder of such beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a Restricted Bearer Security, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (2)(a) thereof;

                        (B) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                        (C) if such beneficial interest is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                        (D) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                        (E) if such beneficial interest is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

                        (F) if such beneficial interest is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                        (G) if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee shall cause the aggregate principal amount of the applicable Global Security to be reduced accordingly pursuant to Section 3.14(i) hereof, and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Bearer Security in the appropriate principal amount. Any Bearer Security issued in exchange for a beneficial interest in a Restricted Global Security pursuant to this Section 3.14(c) shall be registered in such name or names and in such authorized denomination or denominations as the Holder of such beneficial interest shall instruct the Registrar through instructions from the Depository and the Participant or Indirect Participant. The Trustee shall deliver such Bearer Securities to the Persons in whose names such Securities are so registered. Any Bearer Security issued in exchange for a beneficial interest in a Restricted Global Security pursuant to this
      Section 3.14(c)(i) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

                  (ii) Beneficial Interests in Regulation S Temporary Global Security to Bearer Securities. Notwithstanding Sections 3.14(c)(i)(A) and (C) hereof, a beneficial interest in the Regulation S Temporary Global Security may not be exchanged for a Bearer Security or transferred to a Person who takes delivery thereof in the form of a Bearer Security prior to (x) the expiration of the Restricted Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903 under the Securities Act, except in the case of a transfer pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904.

                  (iii) Beneficial Interests in Restricted Global Securities to
            Unrestricted Bearer Securities. A Holder of a beneficial interest in a Restricted Global Security may exchange such beneficial interest for an Unrestricted Bearer Security or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Bearer Security only if:

                        (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the Holder of such beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a Broker-Dealer, (2) a Person participating in the distribution of the Exchange Securities or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                        (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                        (C) such transfer is effected by a Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                        (D)   the Registrar receives the following:

                              (1) if the Holder of such beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a Bearer Security that does not bear the Private Placement Legend, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(b) thereof; or

                              (2) if the Holder of such beneficial interest in a Restricted Global Security proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a Bearer Security that does not bear the Private Placement Legend, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

            and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  (iv) Beneficial Interests in Unrestricted Global Securities to Unrestricted Bearer Securities. If any Holder of a beneficial interest in an Unrestricted Global Security proposes to exchange such beneficial interest for a Bearer Security or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Bearer Security, then, upon satisfaction of the conditions set forth in Section 3.14(b)(ii) hereof, the Trustee shall cause the aggregate principal amount of the applicable Global Security to be reduced accordingly pursuant to Section 3.14(i) hereof, and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Bearer Security in the appropriate principal amount. Any Bearer Security issued in exchange for a beneficial interest pursuant to this Section 3.14(c)(iv) shall be registered in such name or names and in such authorized denomination or denominations as the Holder of such beneficial interest shall instruct the Registrar through instructions from the Depository and the Participant or Indirect Participant. The Trustee shall deliver such Bearer Securities to the Persons in whose names such Securities are so registered. Any

            Bearer Security issued in exchange for a beneficial interest pursuant to this Section 3.14(c)(iv) shall not bear the Private Placement Legend.

            (d) Transfer and Exchange of Bearer Securities for Beneficial Interests.

                  (i) Restricted Bearer Securities to Beneficial Interests in Restricted Global Securities. If any Holder of a Restricted Bearer Security proposes to exchange such Security for a beneficial interest in a Restricted Global Security or to transfer such Restricted Bearer Securities to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Security, then, upon receipt by the Registrar of the following documentation:

                        (A) if the Holder of such Restricted Bearer Security proposes to exchange such Security for a beneficial interest in a Restricted Global Security, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (2)(b) thereof;

                        (B) if such Restricted Bearer Security is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                        (C) if such Restricted Bearer Security is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                        (D) if such Restricted Bearer Security is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                        (E) if such Restricted Bearer Security is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs
                  (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

                        (F) if such Restricted Bearer Security is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                        (G) if such Restricted Bearer Security is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee shall cancel the Restricted Bearer Security, increase or cause to be increased the aggregate principal amount of, in the case of clause
      (A) above, the appropriate Restricted Global Security, in the case of clause (B) above, the 144A Global Security, and in the case of clause (C) above, the Regulation S Global Security and in all other cases the IAI Global Security.

                  (ii) Restricted Bearer Securities to Beneficial Interests in Unrestricted Global Securities. A Holder of a Restricted Bearer Security may exchange such Security for a beneficial interest in an Unrestricted Global Security or transfer such Restricted Bearer Security to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security only if:

                        (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Securities or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                        (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                        (C) such transfer is effected by a Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                        (D)   the Registrar receives the following:

                              (1) if the Holder of such Bearer Securities proposes to exchange such Securities for a beneficial interest in the Unrestricted Global Security, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(c) thereof; or

                              (2) if the Holder of such Bearer Securities proposes to transfer such Securities to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Security, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

      and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

            Upon satisfaction of the conditions of any of the subparagraphs in this Section 3.14(d)(ii), the Trustee shall cancel the Bearer Securities and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Security.

                  (iii) Unrestricted Bearer Securities to Beneficial Interests
            in Unrestricted Global Securities. A Holder of an Unrestricted Bearer Security may exchange such Security for a beneficial interest in an Unrestricted Global Security or transfer such Bearer Securities to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Bearer Security and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Securities, all as set forth in the request.

            If any such exchange or transfer from a Bearer Security to a beneficial interest is effected pursuant to subparagraphs (ii)(B), (ii)(D) or (iii) above at a time when an Unrestricted Global Security has not yet been issued, the Company shall issue and, upon receipt of a Company Order for the authentication of such Unrestricted Global Security in accordance with Section 3.3 hereof, the Trustee shall authenticate one or more Unrestricted Global Securities in an aggregate principal amount equal to the principal amount of Bearer Securities so transferred.

            (e) Transfer and Exchange of Bearer Securities for Bearer Securities. Upon request by a Holder of Bearer Securities and such Holder's compliance with the provisions of this Section 3.14(e), the Registrar shall register the transfer or exchange of Bearer Securities. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Bearer Securities duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 3.14(e).

                  (i) Restricted Bearer Securities to Restricted Bearer Securities. Any Restricted Bearer Security may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Bearer Security if the Registrar receives the following:

                        (A) if the transfer shall be made pursuant to Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

                        (B) if the transfer shall be made pursuant to Rule 903 or Rule 904, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

                        (C) if the transfer shall be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

                  (ii) Restricted Bearer Securities to Unrestricted Bearer Securities. Any Restricted Bearer Security may be exchanged by the Holder thereof for an Unrestricted Bearer Security or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Bearer Security if:

                        (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Securities or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                        (B) any such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                        (C) any such transfer is effected by a Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                        (D)   the Registrar receives the following:

                              (1) if the Holder of such Restricted Bearer Securities proposes to exchange such Securities for an Unrestricted Bearer Security, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(d) thereof; or

                              (2) if the Holder of such Restricted Bearer Securities proposes to transfer such Securities to a Person who shall take delivery thereof in the form of an Unrestricted Bearer Security, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

      and, in each such case set forth in this subparagraph (D), if the Registrar so requests, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  (iii) Unrestricted Bearer Securities to Unrestricted Bearer
            Securities. A Holder of Unrestricted Bearer Securities may transfer such Securities to a Person who takes delivery thereof in the form of an Unrestricted Bearer Security. Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Bearer Securities pursuant to the instructions from the Holder thereof.

            (f) Exchange Offer. Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Company shall issue and, upon receipt of a Company Order for the authentication of Securities in accordance with Section 3.3, the Trustee shall authenticate (i) one or more Unrestricted Global Securities in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Securities tendered for acceptance by Persons that certify in the applicable Letters of Transmittal that (x) they are not Broker-Dealers,
      (y) they are not participating in a distribution of the Exchange Securities and (z) they are not affiliates (as defined in Rule 144) of the Company, and accepted for exchange in the Exchange Offer and (ii) Bearer Securities in an aggregate principal amount equal to the principal amount of the Restricted Bearer Securities accepted for exchange in the Exchange Offer. Concurrently with the issuance of such Securities, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Securities to be reduced accordingly, and the Company shall execute and the Trustee shall authenticate and deliver to the Persons designated by the Holders of Bearer Securities so accepted Bearer Securities in the appropriate principal amount. Any Securities of each series that remain outstanding after the consummation of the Exchange Offer, and Exchange Securities of such series issued in connection with the Exchange Offer, shall be treated as a single class of securities under this Indenture.

            (g) Legends. The following legends shall appear on the face of all Global Securities and Bearer Securities issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.

                  (i) Private Placement Legend. Except as permitted below, each Global Security and each Bearer Security (and all Securities issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

                  THIS SECURITY AND THE GUARANTEES ENDORSED HEREON HAVE NOT BEEN
            REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR THE GUARANTEES ENDORSED HEREON NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY AND THE GUARANTEES ENDORSED HEREON BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY AND THE GUARANTEES ENDORSED HEREON (OR ANY PREDECESSOR OF THIS SECURITY AND THE GUARANTEES ENDORSED HEREON) (THE "RESALE RESTRICTION

            TERMINATION DATE") ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (D) PRIOR TO THE END OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR PURSUANT TO CLAUSE (E) PRIOR TO THE RESALE RESTRICTION TERMINATION DATE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

      Notwithstanding the foregoing, any Global Security or Bearer Security issued pursuant to subparagraph (b)(iv), (c)(iii), (c)(iv), (d)(ii),
      (d)(iii), (e)(ii), (e)(iii) or (f) to this Section 3.14 (and all Securities issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

                  (ii) Global Security Legend. Each Global Security shall bear a legend in substantially the following form:

            THIS GLOBAL SECURITY IS HELD BY THE DEPOSITORY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION
            3.14 OF THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 3.14(a) OF THE INDENTURE,
            (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION

            PURSUANT TO SECTION 3.9 OF THE INDENTURE AND (IV) THIS GLOBAL SECURITY MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITORY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

            (h) Regulation S Temporary Global Security Legend. The Regulation S Temporary Global Security shall bear a legend in substantially the following form:

            THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL SECURITY, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED SECURITIES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL SECURITY SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON.

            (i) Cancellation and/or Adjustment of Global Securities. At such time as all beneficial interests in a particular Global Security have been exchanged for Bearer Securities or a particular Global Security has been redeemed, repurchased or canceled in whole and not in part, each such Global Security shall be returned to or retained and canceled by the Trustee in accordance with Section 3.9 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for or transferred to a Person who shall take delivery thereof in the form of a beneficial interest in another Global Security or for Bearer Securities, the principal amount of Securities represented by such Global Security shall be reduced accordingly and an endorsement shall be made on such Global Security by the Trustee or by the Depository at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who shall take delivery thereof in the form of a beneficial interest in another Global Security, such other Global Security shall be increased accordingly and an endorsement shall be made on such Global Security by the Trustee or by the Depository at the direction of the Trustee to reflect such increase.

            (j)   General Provisions Relating to Transfers and Exchanges.

                  (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Global Securities and Bearer Securities upon the Company's order or at the Registrar s request.

                  (ii) No service charge shall be made to a Holder of a beneficial interest in a Global Security or to a Holder of a Bearer Security for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 3.4, 10.7, and 8.6 hereof).

                  (iii) The Registrar shall not be required to register the
            transfer of or exchange any Security selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                  (iv) All Global Securities and Bearer Securities issued upon any registration of transfer or exchange of Global Securities or Bearer Securities shall be the valid and legally binding obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Global Securities or Bearer Securities surrendered upon such registration of transfer or exchange.

                  (v) The Company shall not be required (A) to issue, to register the transfer of or to exchange any Securities during a period beginning at the opening of business 15 days before the day of any selection of Securities for redemption under Section 10.3 hereof and ending at the close of business on the day of selection,
            (B) to register the transfer of or to exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part or (C) to register the transfer of or to exchange a Security between a record date and the next succeeding interest payment date.

                  (vi) Prior to due presentment for the registration of a transfer of any Security, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Securities and for all other purposes, and none of the Trustee, any Agent or the Company shall be affected by notice to the contrary.

                  (vii) The Trustee shall authenticate Global Securities and
            Bearer Securities in accordance with the provisions of Section 3.3 hereof.

                  (viii) All certifications, certificates and Opinions of
            Counsel required to be submitted to the Registrar pursuant to this
            Section 3.14 to effect a registration of transfer or exchange may be submitted by facsimile with the original to follow by first class mail.

                                    ARTICLE 4
                     SATISFACTION, DISCHARGE AND DEFEASANCE

Section 4.1 TERMINATION OF COMPANY'S OBLIGATIONS UNDER THE INDENTURE.

            (a) This Indenture shall upon a Company Request cease to be of further effect with respect to Securities of or within any series and any coupons appertaining thereto (except as to any surviving rights of registration of transfer or exchange of such Securities and replacement of such Securities which may have been lost, stolen or mutilated as herein expressly provided for) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such Securities and any coupons appertaining thereto when

            (1)   either

                  (A) all such Securities previously authenticated and delivered and all coupons appertaining thereto (other than (i) such coupons appertaining to Bearer Securities surrendered in exchange for Registered Securities and maturing after such exchange, surrender of which is not required or has been waived as provided in
            Section 3.5, (ii) such Securities and coupons which have been destroyed, lost or stolen and which have been replaced or paid, as provided in Section 3.6, (iii) such coupons appertaining to Bearer Securities called for redemption and maturing after the relevant Redemption Date, surrender of which has been waived as provided in
            Section 10.6 and (iv) such Securities and coupons for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust as provided in Section 9.3) have been delivered to the Trustee for cancellation; or

                  (B)   all Securities of such series and, in the case of (i) or
            (ii) below, any coupons appertaining thereto not theretofore delivered to the Trustee for cancellation

                        (1)   have become due and payable, or

                        (2) will become due and payable at their Stated Maturity within one year, or

                        (3) if redeemable at the option of the Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or
                  (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount in the currency or currencies or currency unit or units in which the Securities of such series are payable, sufficient to pay and discharge the entire indebtedness on such Securities and such coupons not theretofore delivered to the Trustee for cancellation, for principal, premium, if any, interest and Liquidated Damages, if any, with respect thereto, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

            (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

            (3) the Company delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

            Notwithstanding the satisfaction and discharge of this Indenture, the obligation of the Company to the Trustee and any predecessor Trustee under
Section 6.9, the obligations of the Company to any Authenticating Agent under
Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 9.3 shall survive.

Section 4.2 APPLICATION OF TRUST FUNDS.

            Subject to the provisions of the last paragraph of Section 9.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the persons entitled thereto, of the principal, premium, if any, and any interest for whose payment such money has been deposited with or received by the Trustee, but such money need not be segregated from other funds except to the extent required by law.

Section 4.3 APPLICABILITY OF DEFEASANCE PROVISIONS; COMPANY'S OPTION TO EFFECT
            DEFEASANCE OR COVENANT DEFEASANCE.

            If pursuant to Section 3.1 provision is made for either or both of
(i) defeasance of the Securities of or within a series under Section 4.4 or (ii) covenant defeasance of the Securities of or within a series under Section 4.5, then the provisions of such Section or Sections, as the case may be, together with the Sections 4.6 through 4.9 inclusive, with such modifications thereto as may be specified pursuant to Section 3.1 with respect to any Securities, shall be applicable to such Securities and any coupons appertaining thereto, and the Company may at its option by or pursuant to Board Resolution, at any time, with respect to such Securities and any coupons appertaining thereto, elect to have
Section 4.4 (if applicable) or Section 4.5 (if applicable) be applied to such outstanding Securities and any coupons appertaining thereto upon compliance with the conditions set forth below in this Article.

Section 4.4 DEFEASANCE AND DISCHARGE.

            Upon the Company's exercise of the option specified in Section 4.3 applicable to this Section with respect to the Securities of or within a series, the Company and, if applicable, the Guarantor shall each be deemed to have been discharged from its obligations with respect to such Securities and any coupons appertaining thereto on and after the date the conditions set forth in Section
4.6 are satisfied (hereinafter "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and any coupons appertaining thereto which shall thereafter be deemed to be "Outstanding" only for the purposes of
Section 4.7 and the other Sections of this Indenture referred to in clause (ii) of this Section, and to have satisfied all its other obligations under such Securities and any coupons appertaining thereto and this Indenture insofar as such Securities and any coupons appertaining thereto are concerned (and the Trustee, at the expense of the Company, shall on a Company Order execute proper instruments acknowledging the same), except the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of such Securities and any coupons appertaining thereto to receive solely from the trust funds described in Section 4.6(a) and as more fully set forth in such


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Section, payments in respect of the principal of, premium, if any, interest, if any, and Liquidated Damages, if any, on such Securities or any coupons appertaining thereto when such payments are due; (ii) the obligations of the Company and, to the extent applicable, the Guarantor with respect to such Securities under Sections 3.5, 3.6, 3.14, 9.2 and 9.3 and with respect to the payment of additional amounts, if any, payable with respect to such Securities as specified pursuant to Section 3.1(b)(16); (iii) the rights, powers trusts, duties and immunities of the Trustee hereunder and (iv) this Article 4. Subject to compliance with this Article 4, the Company may exercise its option under this Section notwithstanding the prior exercise of its option under Section 4.5 with respect to such Securities and any coupons appertaining thereto. Following a defeasance, payment of such Securities may not be accelerated because of an Event of Default.

Section 4.5 COVENANT DEFEASANCE.

            Upon the Company's exercise of the option specified in Section 4.3 applicable to this Section with respect to any Securities of or within a series, the Company and, if applicable, the Guarantor shall each be released from its obligations under Sections 7.1, 9.4 and 9.7 and, if specified pursuant to
Section 3.1, its obligations under any other covenant, with respect to such Securities and any coupons appertaining thereto on and after the date the conditions set forth in Section 4.6 are satisfied (hereinafter, "covenant defeasance"), and such Securities and any coupons appertaining thereto shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with Sections 7.1, 9.4 and 9.7 or such other covenant but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Securities and any coupons appertaining thereto, the Company and the Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 5.1(3) or 5.1(7), or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities and any coupons appertaining thereto shall be unaffected thereby.

Section 4.6 CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.

            The following shall be the conditions to application of Section 4.4 or Section 4.5 to any Securities of or within a series and any coupons appertaining thereto:

            The Company shall have deposited or caused to be deposited irrevocably with the Trustee (or another trustee satisfying the requirements of Section 6.12 who shall agree to comply with and shall be entitled to the benefits of, the provisions of Sections 4.3 through 4.9 inclusive and the last paragraph of Section 9.3 applicable to the Trustee, for purposes of such Sections also a "Trustee") as trust funds in trust for the purpose of making the payments referred to in clauses (x) and (y) of this section 4.6(a), specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities and any coupons appertaining thereto, with instructions to the Trustee as to the application thereof, (A) money in an amount (in such currency, currencies or currency unit or units in which such Securities and any coupons appertaining thereto are then


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specified as payable at Maturity), or (B) if Securities of such series are not subject to repayment at the option of Holders, Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than one day before the due date of any payment referred to in clause (x) or (y) of this Section 4.6(a), money in an amount or (C) a combination thereof in an amount sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and Discharge the principal of, premium, if any, interest, if any, and Liquidated Damages, if any, on such Securities and any coupons appertaining thereto on the Maturity of such principal or installment of principal or interest and (Y) any mandatory sinking fund payments applicable to such Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and such Securities and any coupons appertaining thereto. Before such a deposit the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date or dates in accordance with Article 10 which shall be given effect in applying the foregoing.

            (b) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a Default or Event of Default under, this Indenture or result in a breach or violation of, or constitute a default under, any other material agreement or instrument to which the Company is a party or by which it is bound.

            (c) In the case of an election under Section 4.4, the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel to the effect that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities and any coupons appertaining thereto will not recognize income, gain or Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred.

            (d) In the case of an election under Section 4.5, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities and any coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

            (e) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance under Section 4.4 or the covenant defeasance under
Section 4.5 (as the case may be) have been complied with. (f) The Company shall have delivered to the Trustee an Officer's Certificate to the effect that neither such Securities nor any other Securities of the same series, if then listed on any securities exchange, will be delisted as a result of such deposit.



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            (g)   No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Securities or any other Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 5.1(5) and (6), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

            (h) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940 unless such trust shall be registered under such Act or exempt from registration thereunder.

            (i) Such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Company in connection therewith as contemplated by
Section 3.1.

Section 4.7 DEPOSITED MONEY AND GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST.

            Subject to the provisions of the last paragraph of Section 9.3, all money and Government Obligations (or other property as may be provided pursuant to Section 3.1) (including the proceeds thereof) deposited with the Trustee pursuant to Section 4.6 in respect of any Securities of any series and any coupons appertaining thereto shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and any coupons appertaining thereto and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities and any coupons appertaining thereto of all sums due and to become due thereon in respect of principal, premium, if any, interest, if any, and Liquidated Damages, if any, but such money need not be segregated from other funds except to the extent required by law.

            Unless otherwise specified with respect to any Security pursuant to
Section 3.1, if, after a deposit referred to in Section 4.6(a) has been made,
(i) the Holder of a Security in respect of which such deposit was made is entitled to, and does, elect pursuant to Section 3.12(b) or the terms of such Security to receive payment in a currency or currency unit other than that in which the deposit pursuant to Section 4.6(a) has been made in respect of such Security, or (ii) a Conversion Event occurs as contemplated in Section 3.12(d) or 3.12(e) or by the terms of any Security in respect of indebtedness which the deposit pursuant to Section 4.6(a) has been made, the indebtedness represented by such Security and any coupons appertaining thereto shall be deemed to have been, and will be, fully discharged and satisfied through the payment of the principal of, premium, if any, and interest, if any, on such Security as the same becomes due out of the proceeds yielded by converting (from time to time as specified below in the case of any such election) the amount or other property deposited in respect of such Security into the currency or currency unit in which such Security becomes payable as a result of such election or Conversion Event based on the applicable Market Exchange Rate for such currency or currency unit in effect on the second Business Day prior to each payment date, except, with respect to a Conversion Event, for such currency or currency unit in effect (as nearly as feasible) at the time of the Conversion Event.



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Section 4.8 REPAYMENT TO COMPANY.

            The Trustee (and any Paying Agent) shall promptly pay to the Company upon Company Request any excess money or securities held by them at any time.

Section 4.9 INDEMNITY FOR GOVERNMENT OBLIGATIONS.

            The Company shall pay, and shall indemnify the Trustee against, any tax, fee or other charge imposed on or assessed against Government Obligations deposited pursuant to this Article or the principal and interest and any other amount received on such Government Obligations.

Section 4.10 REINSTATEMENT.

            If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligation under this Indenture and such Securities from which the Company has been discharged or released pursuant to Section 4.4 or 4.5 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 4.7 with respect to such Securities in accordance with this Article; PROVIDED, HOWEVER, that if the Company makes any payment of principal of or any premium or interest on any such Security owing such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.


                                    ARTICLE 5
                              DEFAULTS AND REMEDIES

Section 5.1 EVENTS OF DEFAULT.

            An "EVENT OF DEFAULT" occurs with respect to the Securities of any series if (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any payment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (1) the Company or the Guarantor defaults in the payment of interest on any Security of that series or any coupon appertaining thereto or any additional amount (including Liquidated Damages, if any) payable with respect to any Security of that series as specified pursuant to
      Section 3.1(b)(16) when the same becomes due and payable and such default continues for a period of 30 days;

            (2) the Company or the Guarantor defaults in the payment of the principal of or any premium on any Security of that series when the same becomes due and payable at its Maturity or on redemption or otherwise, or in the payment of a mandatory sinking fund payment when and as due by the terms of the Securities of that series;



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
            (3) the Company or the Guarantor fails to comply in any material respect with any of its agreements or covenants in, or any of the provisions of, this Indenture with respect to any Security of that series (other than an agreement, covenant or provision for which non-compliance is elsewhere in this Section specifically dealt with), and such non-compliance continues for a period of 60 days after there has been given by registered or certified mail, to the Company or the Guarantor, as the case may be, by the Trustee or to the Company or the Guarantor, as the case may be, and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of the series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

            (4) a default under any mortgage, agreement, indenture or instrument under which there may be issued, or by which there may be secured, guaranteed or evidenced any Debt of the Company or the Guarantor (including this Indenture) whether such Debt now exists or shall hereafter be created, in an aggregate principal amount then outstanding of $25,000,000 or more, which default (a) shall constitute a failure to pay any portion of the principal of such Debt when due and payable after the expiration of an applicable grace period with respect thereto or (b) shall result in such Debt becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and such acceleration shall not be rescinded or annulled, or such Debt shall not be paid in full within a period of 30 days after there has been given, by registered or certified mail, to the Company or the Guarantor, as the case may be, by the Trustee or to the Company or the Guarantor, as the case may be, and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series a written notice specifying such event of default and requiring the Company to cause such acceleration to be rescinded or annulled or to pay in full such Debt and stating that such notice is a "Notice of Default" hereunder; (it being understood however, that the Trustee shall not be deemed to have knowledge of such default under such agreement or instrument unless either (A) a Responsible Officer of the Trustee shall have actual knowledge of such default or (B) a Responsible Officer of the Trustee shall have received written notice thereof from the Company or the Guarantor, as the case may be, from any Holder, from the holder of any such indebtedness or from the trustee under any such agreement or other instrument); PROVIDED, HOWEVER, that if such default under such agreement or instrument is remedied or cured by the Company or the Guarantor, as the case may be, or waived by the holders of such indebtedness, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or any of such Holders; PROVIDED, FURTHER, that the foregoing shall not apply to any secured Debt under which the obligee has recourse (exclusive of recourse for ancillary matters such as environmental indemnities, misapplication of funds, costs of enforcement and the like) only to the collateral pledged for repayment so long as the fair market value of such collateral does not exceed 2% of Total Assets at the time of the default;

            (5) the Company or the Guarantor, pursuant to or within the meaning of any Bankruptcy Law, (A) commences a voluntary case or proceeding, (B) consents to the entry of an order for relief against it in an involuntary case or proceeding, (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, (D)


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
      makes a general assignment for the benefit of its creditors, (E) makes an admission in writing of its inability to its debts generally as they become due or (F) takes corporate action in furtherance of any such action;

            (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company or the Guarantor, in an involuntary case, (B) adjudges the Company or the Guarantor as bankrupt or insolvent, or approves as properly filed a petition seeking reorganization, arrangement, and adjustment or composition of or in respect of the Company or the Guarantor, or appoints a Custodian of the Company or the Guarantor, or for all or substantially all of its property, or (C) orders the liquidation of the Company or the Guarantor and the decree remains unstayed and in effect for 60 days;

            (7) the Guarantor repudiates its obligations under the Subsidiary Guarantee or, except as permitted by this Indenture, the Subsidiary Guarantee is determined to be unenforceable or invalid or shall for any reason cease to be in full force and effect; or

            (8)   any other Event of Default provided as contemplated by Section
      3.1 with respect to Securities of that series.

            The Company or the Guarantor, as the case may be, shall deliver to the Trustee, within 30 days after the occurrence thereof, written notice in the form of an Officers' Certificate of any event which is or with the giving of notice or the lapse of time would become an event which is or with the giving of notice or the lapse of time would become an Event of Default, its status and what action the Company is taking or proposes to take with respect thereto.

            As used in the Indenture, the term "Bankruptcy Law" means Title 11, U.S. Code, or any similar federal or state bankruptcy, insolvency, reorganization or other law for the relief of debtors. As used in the Indenture, the term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

Section 5.2 ACCELERATION; RESCISSION AND ANNULMENT.

            If an Event of Default with respect to the Securities of any series at the time Outstanding occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of all of the Outstanding Securities of that series by written notice to the Company (and if given by the Holders, to the Trustee), may declare the principal (or, if the Securities of that series are Original Issue Discount Securities or Indexed Securities, such portion of the Original principal amount as may be specified in the terms of that series) of, accrued interest, if any, and Liquidated Damages, if any, on the Securities of that series to be due and payable and upon any such declaration such principal (or, in the case of Original Issue Discount Securities or Indexed Securities, such specified amount) and interest, if any, shall be immediately due and payable.

            At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series, by written notice to the

Trustee, may rescind and annul such declaration and its consequences if all existing Defaults and Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.7. No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 5.3 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

            The Company covenants that if

            (1) default is made in the payment of any interest on any Security or coupon, if any, when such interest becomes due and payable and such default continues for a period of 30 days, or

            (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities or coupons, if any, the whole amount then due and payable on such Securities for principal, premium, if any, and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal, premium, if any, and on any overdue interest, at the rate or rates prescribed therefor in such Securities or coupons, if any, Liquidated Damages, if any, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

            If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to secure any other proper remedy.

Section 5.4 TRUSTEE MAY FILE PROOFS OF CLAIM.

            The Trustee may file such proofs of claim and other papers or documents and take such actions authorized under the Trust Indenture Act as may be necessary or advisable in order to have the claims of the Trustee and the Holders of Securities allowed in any judicial proceedings relating to the Company, or the Guarantor or their creditors or property. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.9.



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
Section 5.5 TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

            All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee, in its own name as an express trust, without the possession of any of the Securities or the production thereof in any proceeding relating thereto and any recovery of judgment shall, after provision for the reasonable fees and expenses of the Trustee and its counsel, be for the ratable benefit of the Holders of the Securities in respect to which judgment was recovered.

Section 5.6 DELAY OR OMISSION NOT WAIVER.

            No delay or omission by the Trustee or any Holder of any Securities to exercise any right or remedy accruing upon an Event of Default shall impair any such right or remedy or constitute a waiver of or acquiescence in any such Event of Default.

Section 5.7 WAIVER OF PAST DEFAULTS.

            The Holders of a majority in aggregate principal amount of Outstanding Securities of any series by written notice to the Trustee may waive on behalf of the Holders of all Securities of such series a past Default or Event of Default with respect to that series and its consequences except (i) a Default or Event of Default in the payment of the principal of, premium, if any, interest or Liquidated Damages, if any, on any Security of such series or any coupon appertaining thereto or (ii) in respect of a covenant or provision hereof which pursuant to Section 8.2 cannot be amended or modified without the consent of the Holder of each Outstanding Security of such series affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture.

Section 5.8 CONTROL BY MAJORITY.

            The Holders of a majority in aggregate principal amount of the Outstanding Securities of each series affected (with each such series voting as a class) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it with respect to Securities of that series; PROVIDED, HOWEVER, that (i) the Trustee may refuse to follow any direction that conflicts with law or this Indenture (ii) the Trustee may refuse to follow any direction that is unduly prejudicial to the rights of the Holders of Securities of such series not consenting or that would in the good faith judgment of the Trustee have a substantial likelihood of involving the Trustee in personal liability and
(iii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. Prior to the taking of any action hereunder, the Trustee shall be entitled to reasonable indemnification satisfactory to the Trustee against all losses and expenses caused by taking or not taking such action. This paragraph shall be in lieu of Section 316(a)(1)(A) of the Trust Indenture Act and such Section 316(a)(1)(A) is hereby expressly excluded from this Indenture, as permitted by the Trust Indenture Act.



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Section 5.9 LIMITATION ON SUITS BY HOLDERS.

            No Holder of any Security of any series or any coupons appertaining thereto shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

            (1) the Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

            (2) the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series have made a written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (3) such Holder or Holders have offered to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense to be, or which may be, incurred by the Trustee in pursuing the remedy;

            (4) the Trustee for 60 days after its receipt of such notice, request and the offer of indemnity has failed to institute any such proceedings; and

            (5) during such 60 day period, the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series have not given to the Trustee a direction inconsistent with such written request.

            No one or more Holders shall have any right in any manner whatever by virtue of, or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 5.10 RIGHTS OF HOLDERS TO RECEIVE PAYMENT.

            Notwithstanding any other provision of this Indenture, but subject to Section 9.2, the right of any Holder of a Security or coupon to receive payment of principal of, premium, if any, and, subject to Sections 3.5, 3.7 and 3.14, interest on the Security and Liquidated Damages, if any, on or after the respective due dates expressed in the Security (or, in case of redemption, on the redemption dates), and the right of any Holder of a coupon to receive payment of interest due as provided in such coupon, or, subject to Section 5.9, to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

Section 5.11 APPLICATION OF MONEY COLLECTED.

            If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, interest or Liquidated

Damages, if any, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            FIRST: to the Trustee for amounts due under Section 6.9;

            SECOND: to Holders of Securities and coupons in respect of which or for the benefit of which such money has been collected for amounts due and unpaid on such Securities for principal of, premium, if any, interest and Liquidated Damages, if any, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, interest and Liquidated Damages, if any, respectively; and

            THIRD: to the Company.

            The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 5.11. At least 15 days before such record date, the Trustee shall mail to each Holder and the Company a notice that states the record date, the payment date and the amount to be paid.

Section 5.12 RESTORATION OF RIGHTS AND REMEDIES.

            If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantor, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 5.13 RIGHTS AND REMEDIES CUMULATIVE.

            Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter or otherwise. The assertion or employment of any existing right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.14 WAIVER OF USURY, STAY OR EXTENSION LAWS.

            Each of the Company and the Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Company and the Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not


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
hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 5.15 UNDERTAKING FOR COSTS.

            In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorney's fees, against any party litigant in the suit having due regard to the merits and good faith of the claims or defenses made by the party litigant.


                                    ARTICLE 6
                                   THE TRUSTEE

Section 6.1 CERTAIN DUTIES AND RESPONSIBILITIES OF THE TRUSTEE.

            (a) Except during the continuance of an Event of Default, the Trustee's duties and responsibilities under this Indenture shall be governed by
Section 315(a) of the Trust Indenture Act.

            (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture, and shall use the same degree care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

Section 6.2 RIGHTS OF TRUSTEE.

            Subject to the provisions of the Trust Indenture Act:

            (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any document believed by it to be genuine and to have been signed or presented by the proper party or parties. The Trustee need not investigate any fact or matter stated in the document.

            (b) Any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order (other than delivery of any Security, together with any coupons appertaining thereto, to the Trustee for authentication and delivery pursuant to
      Section 3.3 which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution.

            (c) Before the Trustee acts or refrains from acting, it may consult with counsel of its selection or require an Officers' Certificate. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on a Board Resolution, the written or oral advice of counsel acceptable to the Company and the Trustee (which advice, if oral, counsel shall promptly confirm in writing to the Trustee), a certificate of an Officer or Officers delivered pursuant to Section 1.2, an Officers' Certificate or an Opinion of Counsel.

            (d) The Trustee may act through agents or attorneys and shall not be responsible for the misconduct or negligence of any agent or attorney appointed with due care.

            (e) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

            (f) The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            (g) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may seem fit, and, if the Trustee shall determine to make such further inquiry or investigation it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney.

            (h) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

            (i) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 6.2.

Section 6.3 TRUSTEE MAY HOLD SECURITIES.

            The Trustee, any Paying Agent, any Registrar or any other agent of the Company or the Guarantor in its in individual or any other capacity, may become the owner or pledgee of Securities and coupons and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Company, an Affiliate or Subsidiary with the same rights it would have if it were not Trustee, Paying Agent, Registrar or such other agent.

Section 6.4 MONEY HELD IN TRUST.

            Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on


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
any money received by it hereunder except as otherwise agreed upon in writing with the Company.

Section 6.5 TRUSTEE'S DISCLAIMER.

            The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or and accuracy of this Indenture or the Securities or any coupon. The Trustee shall not be accountable for the Company's use of the proceeds from the Securities or for monies paid over to the Company pursuant to the Indenture.

Section 6.6 NOTICE OF DEFAULTS.

            If a Default occurs and is continuing with respect to the Securities of any series and if it is known to the Trustee, the Trustee shall, within 90 days after it occurs, transmit by mail to the Holders of Securities of such series, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, notice of all Defaults known to it unless such Default shall have been cured or waived; PROVIDED, HOWEVER, that except in the case of a Default in payment on the Securities of any series, the Trustee may withhold the notice if and so long as the board of directors, the executive committee or a committee of its Responsible Officers in good faith determines that withholding such notice is in the interests of Holders of Securities of that series; and PROVIDED, FURTHER, that in the case of any Default of the character specified in Section 5.1(3) with respect to Securities of such series, no such notice to Holder shall be given until at least 30 days after the occurrence thereof.

Section 6.7 REPORTS BY TRUSTEE TO HOLDERS.

            Within 60 days after each May 15 of each year commencing with the first May 15 after the first issuance of Securities pursuant to this Indenture, the Trustee shall transmit by mail to all Holders of Securities as provided in
Section 313(c) of the Trust Indenture Act a brief report dated as of such May 15 if required by and in compliance with Section 313(a) of the Trust Indenture Act. A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange, if any, upon which the Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when the Securities are listed on any stock exchange.

Section 6.8 SECURITYHOLDER LISTS.

            The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders of Securities of each series. If the Trustee is not the Registrar, the Company shall furnish to the Trustee semiannually on or before the last day of June and December in each year, and at such other times as the Trustee may request in writing, a list, in such form and as of such date as the Trustee may reasonably require containing all the information in the possession or control of the Registrar, the Company or any of its Paying Agents other than the Trustee as to the names and addresses of Holders of Securities of each such series. If there are Bearer Securities of any series Outstanding, even if


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
the Trustee is the Registrar, the Company shall furnish to the Trustee such a list containing such information with respect to Holders of such Bearer Securities only.

Section 6.9 COMPENSATION AND INDEMNITY.

            (a) The Company shall pay to the Trustee from time to time such reasonable compensation for its services as the Company and the Trustee shall agree in writing from time to time. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it in connection with the performance of its duties under this Indenture, except any such expense as may be attributable to its negligence or bad faith. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents and counsel.

            (b) The Company shall indemnify the Trustee for, and Predecessor Trustee, and hold it harmless against, any loss or liability damage, claim or reasonable expense including taxes (other than taxes based upon or determined or measured by the income of the Trustee) incurred by it arising out of or in connection with its acceptance or administration of the trust or trusts hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent.

            (c) The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or bad faith.

            (d) To secure the payment obligations of the Company pursuant to this Section, the Trustee shall have a lien prior to the Securities of any series on all money or property held or collected by the Trustee, except that held in trust to pay principal, premium, if any, any interest and Liquidated Damages, if any, on particular Securities.

            When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(5) or Section 5.1(6), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

            The provisions of this Section shall survive the termination of this Indenture.

Section 6.10 REPLACEMENT OF TRUSTEE.

            (a) The resignation or removal of the Trustee and the appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in Section 6.11.



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
            (b) The Trustee may resign at any time with respect to the Securities of any series by giving written notice thereof to the Company.

            (c) The Holders of a majority in aggregate principal amount of the Outstanding Securities of any series may remove the Trustee with respect to that series by so notifying the Trustee and the Company and may appoint a successor Trustee for such series with the Company's consent.

            (d)   If at any time:

            (1) the Trustee fails to comply with Section 310(b) of the Trust Indenture Act after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for any least six months, or

            (2) the Trustee shall cease to be eligible under Section 6.12 of this Indenture or Section 310(a) of the Trust Indenture Act and shall fail to resign after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months; or

            (3) the Trustee becomes incapable of acting, is adjudged a bankrupt or an insolvent or a receiver or public officer takes charge of the Trustee or its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case,

                  (i) the Company by or pursuant to a Board Resolution may remove the Trustee with respect to all Securities, or

                  (ii) subject to Section 315(e) of the Trust Indenture Act, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court to competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

            (e) If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation or removal, the Trustee resigning or being removed may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

            (f) If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, with respect to Securities of one or more series, the Company, by or pursuant to Board Resolution, shall promptly appoint a successor Trustee with respect to the Securities to that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in


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
principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities or any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

Section 6.11 ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

            (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee, without further act, deed or conveyance, shall become vested with all the rights, powers and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

            (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the Guarantor, if applicable, the retiring Trustee and such successor Trustee shall execute and deliver an indenture supplemental hereto wherein such successor Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, such successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties or the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by another such Trustee and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held such retiring Trustee hereunder with respect or those series to which the appointment of such successor Trustee relates.

            (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to the successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

            (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under the Trust Indenture Act.

            (e) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series in the manner provided for notices to the Holders of Securities in Section 1.6. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 6.12 ELIGIBILITY; DISQUALIFICATION.

            There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under Section 310(a)(1) of the Trust Indenture Act and shall have a combined capital and surplus of at least $75,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or the requirements of Federal, State, Territorial or District of Columbia supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect heretofore specified in this Article.

Section 6.13 MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

            Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor to the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 6.14 APPOINTMENT OF AUTHENTICATING AGENT.

            The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to


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
authenticate Securities of such series issued upon original issue, exchange, registration of transfer or partial redemption thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, a copy of which instrument shall be promptly furnished to the Company. Whatever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and, except as may otherwise be provided pursuant to
Section 3.1, shall at all times be a bank or trust company or corporation organized and doing business and in good standing under the laws of the United States of America or of any State or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $25,000,000 and subject to supervision or examination by Federal or State authorities. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

            Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or further act on the part of the Trustee or the Authenticating Agent.

            An Authenticating Agent for any series of Securities may at any time resign by giving written notice of resignation to the Trustee for such series and to the Company. The Trustee for any series of Securities may at any time terminate the agency of an Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee for such series may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve in the manner set forth in
Section 1.6. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

            The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation including reimbursement of its reasonable expenses for its services under this Section.

            If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication substantially in the following form:

            This is one of the Securities of the series described in the within-mentioned Indenture.

                                    ------------------------------
                                    as Trustee


                                  By
                                    ------------------------------
                                    as Authenticating Agent


                                  By
                                    ------------------------------
                                    Authorized Signatory






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
                                    ARTICLE 7
                  CONSOLIDATION, MERGER OR SALE BY THE COMPANY

Section 7.1 CONSOLIDATION, MERGER OR SALE OF ASSETS PERMITTED.

            The Company shall not consolidate or merge with or into, or transfer or lease all or substantially all of its assets to, any Person unless:

            (i) the Person formed by or surviving any such consolidation or any merger (if other than the Company), or to which such transfer or lease shall have been made, is a corporation organized and existing under the laws of the United States, any State thereof or the District of Columbia;

            (ii) the Person formed by or surviving any such consolidation or merger (if other than the Company), or to which such transfer or lease shall have been made, assumes by supplemental indenture all the obligations of the Company under the Securities and this Indenture;

            (iii) immediately after giving effect to the transaction no Default or Event of Default exists; and

            (iv) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Company would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by the Securities of any series, the Company or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure such Securities equally and ratably with all indebtedness secured thereby.

            The Company shall deliver to the Trustee prior to the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed transaction and such supplemental indenture comply with this Indenture and that all conditions precedent to the consummation of the transaction under this Indenture have been met.

            In the event of the assumption by a successor corporation as provided in clause (2) above, such successor corporation shall succeed to and be substituted for the Company hereunder and under the Securities with the same effect as if it had been named hereunder and thereunder and any coupons appertaining thereto and all such obligations of the Company shall terminate.


                                    ARTICLE 8
                             SUPPLEMENTAL INDENTURES

Section 8.1 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

            Without the consent of any Holders, the Company and, if applicable, the Guarantor, when authorized by a Board Resolution, and the Trustee at any time and from time to time, may enter into indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for any of the following purposes:



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
            (1) to evidence the succession of another corporation to the Company or the Guarantor and the assumption by any such successor of the covenants and obligations of the Company herein and in the Securities; or

            (2) to add to the covenants of the Company or the Guarantor for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company or the Guarantor; or

            (3) to add any additional Events of Default with respect to all or any series of Securities (and if such Events of Default are to be for the benefit of less than all series of Securities, stating that such Events of Default are expressly included solely for the benefit of such series); or

            (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to facilitate the issuance of Bearer Securities (including, without limitation to provide that Bearer Securities may be registrable as to principal only) or to facilitate the issuance of Securities in global form; or

            (5) to change or eliminate any of the provisions of this Indenture, PROVIDED that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

            (6)   to secure the Securities; or

            (7) to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 3.1; or

            (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11; or

            (9) if allowed without penalty under applicable laws and regulations, to permit payment in the United states (including any of the States and District of Columbia, its territories, its possessions and other areas subject to its jurisdiction of principal, premium, if any, or interest, if any, on Bearer Securities or coupons, if any; or

            (10) to correct or supplement any provision herein which may be inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Indenture, PROVIDED such action shall not adversely affect the interests of the Holders of Securities of any series; or

            (11) to cure an ambiguity or correct any mistake, PROVIDED such action shall not adversely affect the interests of the Holders of Securities of any series.



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Section 8.2 SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

            With the written consent of the Holders of a majority of the aggregate principal amount of the Outstanding Securities of each series adversely affected by such supplemental indenture (with the Securities of each series voting as a class), the Company and, if applicable, the Guarantor, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto to add any provisions to or to change or eliminate any provisions of this Indenture or of any other indenture supplemental hereto or to modify the rights of the Holders of such Securities; PROVIDED, HOWEVER, that without the consent of the Holder of each Outstanding Security affected thereby, a supplemental indenture under this Section may not:

            (1) change the Stated Maturity of the principal of, or premium, if any, on, or any installment of principal of or premium, if any, or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the manner in which the amount of any principal thereof or premium, if any, or interest thereon is determined or reduce the amount of the principal of any Original Issue Discount Security or Indexed Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2, or change the Place of Payment where or the currency in which any Securities or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date);

            (2) reduce the percentage in principal amount of the Outstanding Securities affected thereby, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture;

            (3) change any obligation of the Company to maintain an office or agency in the places and for the purposes specified in Section 9.2; or

            (4) make any change in Section 5.7 or this 8.2(a) except to increase any percentage or to provide that certain other provisions of this Indenture cannot be modified or waived with the consent of the Holders of each Outstanding Security affected thereby.

            A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

            It is not necessary under this Section 8.2 for the Holders to consent to the particular form of any proposed supplemental indenture, but it is sufficient if they consent to the substance thereof.



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Section 8.3 COMPLIANCE WITH TRUST INDENTURE ACT.

            Every amendment to this Indenture or the Securities of one or more series shall be set forth in a supplemental indenture that complies with the Trust Indenture Act as then in effect.

Section 8.4 EXECUTION OF SUPPLEMENTAL INDENTURES.

            In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modification thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 8.5 EFFECT OF SUPPLEMENTAL INDENTURES.

            Upon the execution of any supplemental indenture under this article, this Indenture shall be modified in accordance therewith and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder and of any coupon appertaining thereto shall be bound thereby.

Section 8.6 REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

            Securities, including any coupons, of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities including any coupons of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities including any coupons of such series.


                                    ARTICLE 9
                                    COVENANTS

Section 9.1 PAYMENT OF PRINCIPAL, PREMIUM, IF ANY, AND INTEREST.

            The Company covenants and agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay the principal of, premium, if any, and interest together with additional amounts, if any, on the Securities of that series in accordance with the terms of the Securities of such series, any coupons appertaining thereto and this Indenture. The Company shall pay all Liquidated Damages, if any, in the same manner on the dates and in the amounts set forth in the Registration Rights Agreement. An installment of principal, premium, if any, interest or Liquidated Damages shall be considered paid on the date it is due if the Trustee or Paying Agent holds on that date money designated for and sufficient to pay the installment.



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Section 9.2 MAINTENANCE OF OFFICE OR AGENCY.

            If Securities of a series are issued as Registered Securities, the Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. If Securities of a series are issuable as Bearer Securities, the Company will maintain, (i) subject to any laws or regulations applicable thereto, an office or agency in a Place of Payment for that series which is located outside the United States where Securities of that series and related coupons may be presented and surrendered for payment; PROVIDED, HOWEVER, that if the Securities of that series are listed on The International Stock Exchange of the United Kingdom and the Republic of Ireland Limited, the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent for the Securities of that series in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the securities of that series are listed on such exchange, and (ii) subject to any laws or regulations applicable thereto, an office or agency in a Place by Payment for that series which is located outside the United States, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

            Unless otherwise specified as contemplated by Section 3.1, no payment of principal, premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States, by check mailed to any address in United States, by transfer to an account located in the United States or upon presentation or surrender in the United States of a Bearer Security or coupon for payment, even if the payment would be credited to an account located outside the United States; PROVIDED, HOWEVER, that, if the Securities of a series are denominated and payable in Dollars, payment of principal of and any premium or interest on any such Bearer Security shall be made at the office of the Company's Paying Agent located within the United States, if (but only if) payment in Dollars of the full amount of such principal, premium or interest, as the case may be, at all offices or agencies outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

            The Company may also from time to time designate one or more other offices or agencies where the Securities (including any coupons, if any) of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or an agency in each Place of Payment for Securities (including any coupons, if any) of any series for such purposes. The


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Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 9.3 MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST; UNCLAIMED MONEY.

            If the Company or the Guarantor shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of, premium, if any, or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium, if any, or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee in writing of its action or failure so to act.

            The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

            (1) hold all sums held by it for the payment of the principal of, premium, if any, interest or Liquidated Damages, if any, on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

            (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making to any payment of principal, premium, if any, interest or Liquidated Damages, if any, on the Securities; and

            (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

            The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

            Any money deposited with the Trustee or any Paying Agent, or then held by the Company or the Guarantor, in trust for the payment of any principal, premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium, if any, interest or Liquidated Damages, if any, has become due and payable shall be paid to the Company on Company Request or (if then held by the Company or the Guarantor) shall be discharged from such trust; and the Holder of such Security and coupon, if any, shall thereafter, as an unsecured general creditor, look only to the Company and, if applicable, the Guarantor for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company or the Guarantor as trustee thereof, shall thereupon


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
cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, or cause to be mailed to such Holder notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 9.4 CORPORATE EXISTENCE.

            Subject to Article 7, each of the Company and the Guarantor will at all times do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its rights and franchises; PROVIDED that nothing in this Section 9.4 shall prevent the abandonment or termination of any right or franchise of the Company or the Guarantor if, in the opinion of the Company or the Guarantor, as the case may be, such abandonment or termination is in the best interests of the Company and not prejudicial in any material respect to the Holders of the Securities.

Section 9.5 REPORTS BY THE COMPANY AND THE GUARANTOR.

            Each of the Company and the Guarantor covenants:

            (a) to file with the Trustee, within 30 days after the Company or the Guarantor, as the case may be, is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company or the Guarantor, as the case may be, may be required to file with the Commission pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934, as amended; or, if the Company or the Guarantor is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to section 13 of the Securities Exchange Act of 1934, as amended, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

            (b) to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company or the Guarantor, as the case may be, with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations; and

            (c) to transmit to all Holders of Securities, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company or the Guarantor, as the case may be, pursuant to subsections


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
      (a) and (b) of this Section 9.5, as may be required by rules and regulations prescribed from time to time by the Commission.

            Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including information concerning the Company's or the Guarantor's compliance with any of its covenants hereunder, PROVIDED that the foregoing shall not relieve the Trustee of any of its responsibilities hereunder.

Section 9.6 ANNUAL REVIEW CERTIFICATE; NOTICE OF DEFAULTS OR EVENTS OF DEFAULT.

            (a) The Company and, if applicable, the Guarantor will deliver to the Trustee, within 10 days after the end of each fiscal year of the Company, a certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's or the Guarantor's, as the case may be, compliance with all conditions and covenants under this Indenture. For purposes of this Section 9.6, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

            (b) The Company and, if applicable, the Guarantor will deliver to the Trustee, within a reasonable time after the Company or the Guarantor, as the case may be, becomes aware of the occurrence of a Default or an Event of Default of the character specified in Section 5.1(4) hereof, written notice of the occurrence of such Default or Event of Default.

Section 9.7 BOOKS OF RECORD AND ACCOUNT.

            The Company and the Guarantor will keep proper books of record and account, either on a consolidated or individual basis. The Company and the Guarantor shall cause its books of record and account to be examined either on a consolidated or individual basis, by one or more firms of independent public accountants not less frequently than annually. The Company and the Guarantor shall prepare its financial statements in accordance with generally accepted accounting principles.

Section 9.8 LIMITATION ON ISSUANCES OF GUARANTEES OF INDEBTEDNESS.

            The Company will not permit any of its Subsidiaries, directly or indirectly, to Guarantee or refinance any existing Indebtedness of the Company, unless such Subsidiary is CIHC or such Subsidiary simultaneously executes and delivers a supplemental indenture providing for the Guarantee of the payment of the Securities by such Subsidiary, which Guarantee shall be senior to or pari passu with such Subsidiary's Guarantee of such other Indebtedness, unless such other Indebtedness is outstanding under one of the Credit Agreements, in which case, the Guarantee of the Securities may be subordinated to the Guarantee of such Indebtedness outstanding under one of the Credit Agreements to the same extent as the Subsidiary Guarantee of CIHC is subordinated to the Senior Debt.



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
Section 9.9 LIMITATION ON SENIOR SUBORDINATED DEBT.

            The Company will not permit the Guarantor to incur, create, issue, assume, Guarantee or otherwise become liable for any Indebtedness that is subordinate or junior in right of payment to any Senior Debt and senior in right of payment to the Subsidiary Guarantee of the Guarantor.


                                   ARTICLE 10
                                   REDEMPTION

Section 10.1 APPLICABILITY OF ARTICLE.

            Securities (including coupons, if any) of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.1 for Securities of any series) in accordance with this Article.

Section 10.2 ELECTION TO REDEEM NOTICE TO TRUSTEE.

            The election of the Company to redeem any Securities, including coupons, if any, shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities or coupons, if any, of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities (i) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or (ii) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

Section 10.3 SELECTION OF SECURITIES TO BE REDEEMED.

            Unless otherwise specified as contemplated by Section 3.1, if less than all the Securities (including coupons, if any) of a series with the same terms are to be redeemed, the Trustee, not more than 45 days prior to the redemption date, shall select the Securities of the series to be redeemed in such manner as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the Principal amount of any Security of such series, PROVIDED that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. The Trustee shall make the selection from Securities of the series that are Outstanding and that have not previously been called for redemption and may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities, including coupons, if any, of that series or any integral multiple thereof) of the principal amount of Securities, including coupons, if any, of such series of a denomination larger than the minimum authorized denomination for Securities of that series. The Trustee shall promptly notify the Company in writing of the Securities selected by the Trustee for redemption and, in the case of any Securities selected for partial redemption, the principal


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
amount thereof to be redeemed. If the Company shall so direct, Securities registered in the name of the Company, any Affiliate or any Subsidiary thereof shall not be included in the Securities selected for redemption. If less than all the Securities of any series with differing issue dates, interest rates and stated maturities are to be redeemed, the Company in its sole discretion shall select the particular Securities to be redeemed and shall notify the Trustee in writing thereof at least 45 days prior to the relevant redemption date.

            For purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities (including coupons, if any) shall relate, in the case of any Securities (including coupons, if any) redeemed or to be redeemed only in part, to the Portion of the principal amount of such Securities (including coupons, if any) which has been or is to be redeemed.

Section 10.4 NOTICE OF REDEMPTION.

            Unless otherwise specified as contemplated by Section 3.1, notice of redemption shall be given in the manner provided in Section 1.6 not less than 30 days nor more than 60 days prior to the Redemption Date to the Holders of the Securities to be redeemed.

            All notices of redemption shall state:

            (1)   the Redemption Date;

            (2)   the Redemption Price;

            (3) if less than all the Outstanding Securities of a series are to be redeemed, the identification (and in the case of partial redemption, the principal amounts) of the particular Security or Securities to be redeemed;

            (4) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder will receive, without a charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed;

            (5) the Place or Places of Payment where such Securities, together in the case of Bearer Securities with all coupons appertaining thereto, if any, maturing after the Redemption Date, are to surrendered for payment for the Redemption Price;

            (6) that Securities of the series called for redemption and all unmatured coupons, if any, appertaining thereto must be surrendered to the Paying Agent to collect the Redemption Price;

            (7) that, on the Redemption Date, the Redemption Price will become due and payable upon each such Security, or the portion thereof, to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

            (8) that the redemption is for a sinking fund, if such is the case;



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
            (9) that unless otherwise specified in such notice, Bearer Securities of any series, if any, surrendered for redemption must be accompanied by all coupons maturing subsequent to the Redemption Date or the amount of any such missing coupon or coupons will be deducted from the Redemption Price, unless security or indemnity satisfactory to the Company, the Trustee and any Paying Agent is furnished; and

            (10)  the CUSIP number, if any, of the Securities.

            Notice of redemption of Securities to be redeemed shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

Section 10.5 DEPOSIT OF REDEMPTION PRICE.

            On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, which it may not do in the case of a sinking fund payment under
Article 11, segregate and hold in trust as provided in Section 9.3) an amount of money in the currency or currencies (including currency unit or units) in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.1 for the Securities of such series) sufficient to pay on the Redemption Date the Redemption Price of, and (unless the Redemption Date shall be an Interest Payment Date) interest accrued to the Redemption Date on, all Securities or portions thereof which are to be redeemed on that date.

            Unless any Security by its terms prohibits any sinking fund payment obligation from being satisfied by delivering and crediting Securities (including Securities redeemed otherwise than through a sinking fund), the Company may deliver such Securities to the Trustee for crediting against such payment obligation in accordance with the terms of such Securities and this Indenture.

Section 10.6 SECURITIES PAYABLE ON REDEMPTION DATE.

            Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and the coupons for any such interest appertaining to any Bearer Security so to be redeemed, except to the extent provided below, shall be void. Except as provided in the next succeeding paragraph, upon surrender of any such Security, including coupons, if any, for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; PROVIDED, HOWEVER, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States and its possessions (except as otherwise provided in Section 9.2) and, unless otherwise specified as contemplated by Section 3.1, only upon presentation and surrender to coupons for such interest; and PROVIDED, FURTHER that, unless otherwise specified as contemplated by Section 3.1, installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities,


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
registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.7.

            If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Bearer Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; PROVIDED, HOWEVER, that interest represented by coupons shall be payable only at an office or agency located outside of the United States (except as otherwise provided pursuant to Section 9.2) and, unless otherwise provided as contemplated by Section 3.1, only upon presentation and surrender of those coupons.

            If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 10.7 SECURITIES REDEEMED IN PART.

            Upon surrender of a Security that is redeemed in part at any Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), the Company shall execute and the Trustee shall authenticate and deliver to the Holder of that Security, without service charge a new Security or Securities of the same series, having the same form, terms and Stated Maturity, in any authorized denomination equal in aggregate principal amount to the unredeemed portion of the principal amount of the Security surrendered.


                                   ARTICLE 11
                                  SINKING FUNDS

Section 11.1 APPLICABILITY OF ARTICLE.

            The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.1 for Securities of such series.

            The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 11.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.



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Section 11.2 SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES.

            The Company (i) may deliver Outstanding Securities of a series (other than any previously called for redemption) together, in the case of Bearer Securities of such series, with all unmatured coupons appertaining thereto and (ii) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; PROVIDED that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 11.3 REDEMPTION OF SECURITIES FOR SINKING FUND.

            Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied be delivering and crediting Securities of that series pursuant to Section 11.2 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 10.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 10.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 10.6 and 10.7.

            This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one instrument.


                                   ARTICLE 12
                              SUBSIDIARY GUARANTEE

Section 12.1 SUBSIDIARY GUARANTEE.

            If Securities of or within a series are specified, as contemplated by Section 3.1, to be guaranteed by the Guarantor, then the Guarantor hereby guarantees to each Holder of any such Security which is authenticated and delivered by the Trustee and to each Holder of any coupon appertaining to any such Security, if any, and to the Trustee on behalf of each such Holder, the due and punctual payment of the principal of (and premium, if any, on), interest (including, in case of default, interest on principal and, to the extent permitted by applicable law, on overdue interest and including any additional interest required to be paid according to the terms of any such Security or any coupon appertaining thereto), if any, and Liquidated Damages, if any, on each such Security, and the due and punctual payment of any sinking fund payment (or analogous obligation), if any, provided for with respect to any such Security, when and as the same shall become due and payable, whether at Stated Maturity, upon redemption, upon acceleration, upon tender for repayment at the option of any Holder or otherwise, according to the terms thereof and of this Indenture, (the "Guarantor Obligations"). In case of the failure of the Company or any successor thereto punctually to pay any such principal, premium, interest, Liquidated Damages or sinking fund payment, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at Stated Maturity, upon redemption, upon declaration of acceleration, upon tender for repayment at the option of any Holder or otherwise, as if such payment were made by the Company.

            The Guarantor hereby agrees that its Guarantor Obligations hereunder shall be as if it were principal debtor and not merely surety and shall be absolute and unconditional, irrespective of the identity of the Company, the validity, regularity or enforceability of any such Security or coupon appertaining thereto or this Indenture, the absence of any action to enforce the same, any waiver or consent by the Holder of any such Security or coupon appertaining thereto with respect to any provisions thereof, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of the Guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that its Subsidiary Guarantee will not be discharged except by complete performance of its obligations contained in any such Security or coupon appertaining thereto and in its Subsidiary Guarantee.

            If the Trustee or the Holder of any Security or any coupon appertaining thereto is required by any court or otherwise to return to the Company or the Guarantor, or any custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official acting in relation to the Company or the Guarantor, any amount paid to the Trustee or such Holder in respect of a Security or any coupons appertaining thereto, the related Subsidiary Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. The Guarantor further agrees, to the fullest extent that it may lawfully do so, that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 5 hereof for the purposes of this Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition extant under any applicable bankruptcy law preventing such acceleration in respect of the obligations guaranteed hereby.

            The Guarantor shall be subrogated to all rights of the Holders of the Securities of a series (and of any coupons appertaining thereto) against the Company in respect of any amounts paid by the Guarantor on account of such Securities or any coupons appertaining thereto or this Indenture; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (and premium, if any, on) and interest, if any, on all Securities of such series shall have been indefeasibly paid in full.

Section 12.2 EXECUTION AND DELIVERY OF GUARANTEE.

            To evidence the Subsidiary Guarantee with respect to Securities of or within any series that are specified, as contemplated by Section 3.1, to be guaranteed by the Guarantor, the Guarantor hereby agrees to execute the Subsidiary Guarantee, in a form established pursuant to Section 2.1, to be endorsed on each Security of such series authenticated and delivered by the Trustee. The Subsidiary Guarantee shall be executed on behalf of the Guarantor by its Chairman of the Board, the Chief Executive Officer, the Chief Operating Officer, the Financial Officer, or its President, or one of its Executive Vice Presidents or Vice Presidents, or by its Treasurer or one of its Assistant Treasurers and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Subsidiary Guarantee may be manual or facsimile.

            A Subsidiary Guarantee bearing the manual or facsimile signatures of the individuals who were the proper officers of the Guarantor shall bind the Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of the Securities upon which the Subsidiary Guarantee is endorsed or did not hold such offices at the date of such Securities.

            The delivery of any Securities by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Subsidiary Guarantee endorsed thereon on behalf of the Guarantor. The Guarantor hereby agrees that its Subsidiary Guarantee set forth in this Article 12 shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Subsidiary Guarantee.

Section 12.3 LIMITATION OF GUARANTOR'S LIABILITY.

            The Guarantor, and by its acceptance of a Security each Holder, hereby confirms that it is the intention of all such parties that in no event shall any Guarantor Obligations under the Subsidiary Guarantee constitute or result in a fraudulent transfer or conveyance for purposes of, or result in a violation of, any United States federal, or applicable United States state, fraudulent transfer or conveyance or similar law. To effectuate the foregoing intention, in the event that the Guarantor Obligations of the Guarantor in respect of the Securities of any series would, but for this sentence, constitute or result in such a fraudulent transfer or conveyance or violation, then the liability of the Guarantor under its Subsidiary Guarantee in respect of the Securities of such series shall be reduced to the extent necessary to eliminate such fraudulent transfer or conveyance or violation under the applicable fraudulent transfer or conveyance or similar law.

Section 12.4 GUARANTOR MAY CONSOLIDATE, ETC., ON CERTAIN TERMS.

            The Guarantor may not sell or otherwise dispose of all or substantially all of its assets to, or consolidate with or merge with or into (whether or not the Guarantor is the surviving Person) another Person, unless:

            (i) immediately after giving effect to that transaction, no Default or Event of Default exists; and

            (ii) the Person acquiring the property in any such sale or disposition or the Person formed by or surviving any such consolidation or merger is a corporation organized or existing under the laws of the United States, any state thereof of the District of Columbia and assumes all the obligations of the Guarantor under this Indenture, the Subsidiary Guarantee and the Registration Rights Agreement pursuant to a supplemental indenture satisfactory to the Trustee and an amendment to the Registration Rights Agreement.

            In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the Subsidiary Guarantee endorsed upon the Securities and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Guarantor, such successor Person shall succeed to and be substituted for the Guarantor with the same effect as if it had been named herein as the Guarantor. Such successor Person thereupon may cause to be signed any or all of the Subsidiary Guarantees to be endorsed upon all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee. All the Subsidiary Guarantees so issued shall in all respects have the same legal rank and benefit under this Indenture as the Subsidiary Guarantees theretofore and thereafter issued in accordance with the terms of this Indenture as though all of such Subsidiary Guarantees had been issued at the date of the execution hereof.

            Notwithstanding the foregoing, the Guarantor may not sell or otherwise dispose of all or substantially all of its assets to, or consolidate with or merge with or into (whether or not the Guarantor is the surviving Person), the Company.

Section 12.5 RELEASE OF THE GUARANTEE.

            The Guarantor will be released and relieved of any obligations under the Subsidiary Guarantee upon:

            (i) any sale or other disposition of all or substantially all of the assets of the Guarantor (including by way of merger or consolidation) to a Person that is not (either before or after giving effect to such transaction) an Affiliate of the Company, if the conditions set forth in clauses (i) and (ii) of Section 12.4 above are met; or

            (ii)  the defeasance of the Securities in accordance with Section
      4.4 of this Indenture.

            Upon delivery by the Company to the Trustee of an Officers' Certificate and an Opinion of Counsel to the effect that such sale or disposition or such defeasance was made by the Company in accordance with the provisions of this Indenture, the Trustee shall execute any documents reasonably required in order to evidence the release of the Guarantor from its obligations under the Subsidiary Guarantee.

                                   ARTICLE 13
                           SUBORDINATION OF GUARANTEE

Section 13.1 AGREEMENT TO SUBORDINATE.

            The Guarantor agrees, and each Holder by accepting a Security agrees, that the payment of principal, interest and premium and Liquidated Damages, if any, and other payment obligations on, or with respect to, the Securities (including any obligation to repurchase the Securities) is subordinated in right of payment, to the extent and in the manner provided in this Article Thirteen, to the prior payment in full in cash of all Obligations under the Credit Agreements and all other Senior Debt (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed), and that the subordination is for the benefit of the holders of Senior Debt.

Section 13.2 LIQUIDATION; DISSOLUTION; BANKRUPTCY.

            The holders of Senior Debt of the Guarantor will be entitled to receive payment in full in cash of all Obligations due in respect of Senior Debt of the Guarantor (including interest after the commencement of any bankruptcy proceeding at the rate specified in the applicable Senior Debt of the Guarantor whether or not such interest is allowed in such proceeding) before the Holders of Securities will be entitled to receive any payment with respect to the Securities (except that Holders of Securities may receive and retain payments made from the trust pursuant to Article Four hereof), in the event of any distribution to creditors of the Guarantor: (i) in a liquidation or dissolution of the Guarantor; (ii) in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Guarantor or its property; (iii) in an assignment for the benefit of creditors of the Guarantor; or (iv) in any marshaling of the Guarantor's assets and liabilities.

Section 13.3 DEFAULT ON DESIGNATED SENIOR DEBT.

            The Guarantor may not make any payment in respect of the Securities (except from the trust pursuant to Article Four hereof):

                  in the event of any default in the payment of principal of, interest or premium, if any, under any Credit Agreement; or

            (a) in the event that any default (other than a payment default) with respect to any Credit Agreement shall have occurred and be continuing and the Trustee shall have received written notice (a "PAYMENT BLOCKAGE NOTICE") of such default from an agent for the lenders under such Credit Agreement (which notice shall be binding on the Guarantor, the Trustee and the Holders of Securities as to the occurrence of such a nonpayment event of default);

unless and until such default shall have been cured or waived in writing in accordance with such Credit Agreement. The Company or the Guarantor shall promptly notify the Trustee of such cure or waiver and deliver to the Trustee a copy of such writing.

Section 13.4 ACCELERATION OF SECURITIES.

            If payment of the Securities is accelerated because of an Event of Default, the Guarantor shall promptly notify holders of Senior Debt of the acceleration.

Section 13.5 WHEN DISTRIBUTION MUST BE PAID OVER.

            In the event that the Trustee or any Holder receives any payment of any Obligations with respect to the Securities (except from the trust pursuant to Article Four hereof) at a time when the Trustee or such Holder, as applicable, has actual knowledge that such payment is prohibited by Article Thirteen hereof, such payment shall be held by the Trustee or such Holder, as applicable, in trust for the benefit of, and shall be paid forthwith over and delivered, upon written request, to the holders of Senior Debt as their interests may appear or their representative under this Indenture or other agreement (if any) pursuant to which Senior Debt may have been issued, as their respective interests may appear, for application to the payment of all Obligations with respect to Senior Debt remaining unpaid to the extent necessary to pay such Obligations in full in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

            With respect to the holders of Senior Debt, the Trustee undertakes to perform only such obligations on the part of the Trustee as are specifically set forth in this Article Thirteen, and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt, and shall not be liable to any such holders if the Trustee shall pay over or distribute to or on behalf of Holders or the Guarantor or any other Person money or assets to which any holders of Senior Debt shall be entitled by virtue of this Article Thirteen, except if such payment is made as a result of the willful misconduct or gross negligence of the Trustee.

Section 13.6 NOTICE BY THE GUARANTOR.

            The Guarantor shall promptly notify the Trustee and the Paying Agent in writing of any facts known to the Guarantor that would cause a payment of any Obligations with respect to the Securities to violate this Article Thirteen, but failure to give such notice shall not affect the subordination of the Securities to the Senior Debt as provided in this Article Thirteen.

Section 13.7 SUBROGATION.

            After all Senior Debt is paid in cash in full and until the Securities are paid in full, Holders of Securities shall be subrogated (equally and ratably with all other Indebtedness pari passu with the Securities) to the rights of holders of Senior Debt to receive distributions applicable to Senior Debt to the extent that distributions otherwise payable to the Holders of Securities have been applied to the payment of Senior Debt. A distribution made under this Article Thirteen to holders of Senior Debt that otherwise would have been made to Holders of Securities is not, as between the Guarantor and Holders, a payment by the Guarantor on the Securities.

Section 13.8 RELATIVE RIGHTS.

            This Article Thirteen defines the relative rights of Holders of Securities and holders of Senior Debt. Nothing in this Indenture shall:

            (a) impair, as between the Guarantor and Holders of Securities, the obligation of the Guarantor, which is absolute and unconditional, to pay principal of and interest on the Securities in accordance with their terms;

            (b) affect the relative rights of Holders of Securities and creditors of the Guarantor other than their rights in relation to holders of Senior Debt; or

            (c) prevent the Trustee or any Holder of Securities from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders and owners of Senior Debt under this Article Thirteen to receive distributions and payments otherwise payable to Holders of Securities.

            If the Guarantor fails because of this Article Thirteen to pay principal of or interest or Liquidated Damages, if any, on a Security on the due date, the failure is still a Default or Event of Default.

Section 13.9 SUBORDINATION MAY NOT BE IMPAIRED BY THE GUARANTOR.

            No right of any holder of Senior Debt to enforce the subordination of the Indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Guarantor or any Holder or by the failure of the Guarantor or any Holder to comply with this Indenture.

            Without in any way limiting the generality of the foregoing paragraph, any holder of Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee, without incurring responsibility to the Trustee or the Holders of the Securities and without impairing or releasing the subordination provided in this Article 13, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Debt, or otherwise amend or supplement in any manner Senior Debt, or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (iii) release any Person liable in any manner for the payment or collection of Senior Debt; and (iv) exercise or refrain from exercising any rights against the Guarantor and any other Person. Notwithstanding the foregoing, nothing in this Section 13.09 shall permit the Company to incur any Debt that is prohibited by the terms of this Indenture and which, if incurred, will not constitute Senior Debt.

Section 13.10 DISTRIBUTION OR NOTICE TO REPRESENTATIVE.

            Whenever a distribution is to be made or a notice given to holders of Senior Debt, the distribution may be made and the notice given to their representative.

            Upon any payment or distribution of assets of the Guarantor referred to in this Article Thirteen, the Trustee and the Holders of Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such representative or of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders of Securities for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Debt and other Indebtedness of the Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Thirteen.

Section 13.11 RIGHTS OF TRUSTEE AND PAYING AGENT.

            Notwithstanding the provisions of this Article Thirteen or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment or distribution by the Trustee, and the Trustee and the Paying Agent may continue to make payments on the Securities, unless the Trustee shall have received at its Corporate Trust Office at least five Business Days prior to the date of such payment written notice of facts that would cause the payment of any Obligations with respect to the Securities to violate this Article Thirteen. Only the Guarantor or a representative may give the notice. Nothing in this Article Thirteen shall impair the claims of, or payments to, the Trustee under or pursuant to Section 6.9 hereof.

            The Trustee in its individual or any other capacity may hold Senior Debt with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

Section 13.12 AUTHORIZATION TO EFFECT SUBORDINATION.

            Each Holder of Securities, by the Holder's acceptance thereof, authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article Thirteen, and appoints the Trustee to act as such Holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in Section 5.4 hereof at least 30 days before the expiration of the time to file such claim, the holders of Senior Debt are hereby authorized to file an appropriate claim for and on behalf of the Holders of the Securities.

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day first written above.

                                    CONSECO, INC.


                                    By: __________________________________
                                        Name:  William J. Shea
                                        Title: President and
                                               Chief Operating Officer


                                    By: __________________________________
                                        Name:  James S. Adams
                                        Title: Senior Vice President,
                                               Chief Accounting Officer and
                                               Treasurer


                                    CIHC, INCORPORATED


                                    By: __________________________________
                                        Name:  Mark A. Ferrucci
                                        Title: President



                                    STATE STREET BANK AND TRUST COMPANY,
                                    as Trustee


                                    By: __________________________________
                                        Name:  Michael M. Hopkins
                                        Title: Vice President

                                                                      EXHIBIT A1

                                 [Face of Note]

      THIS GLOBAL SECURITY IS HELD BY THE DEPOSITORY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 3.6 OF THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 3.14(a) OF THE INDENTURE, (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 3.9 OF THE INDENTURE AND (IV) THIS GLOBAL SECURITY MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITORY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

      THIS SECURITY AND THE GUARANTEES ENDORSED HEREON HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR THE GUARANTEES ENDORSED HEREON NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY AND THE GUARANTEES ENDORSED HEREON BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY AND THE GUARANTEES ENDORSED HEREON (OR ANY PREDECESSOR OF THIS SECURITY AND THE GUARANTEES ENDORSED HEREON) (THE "RESALE RESTRICTION TERMINATION DATE") ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE


                                      A1-1

MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (D) PRIOR TO THE END OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR PURSUANT TO CLAUSE (E) PRIOR TO THE RESALE RESTRICTION TERMINATION DATE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.








                                      A1-2

                                                               CUSIP [_________]

No. [___]                                                       **$[_________]**


                                CONSECO, INC.

                   [__]% Guaranteed Senior Notes due [______]

Issue Date: [________]


            Conseco, Inc. Indiana corporation (the "Company", which term includes any successor under the Indenture hereinafter referred to), for value received, promises to pay to DTC, or its registered assigns, the principal sum of [Amount of Note] ($__) on [________], [_____].


Interest Payment Dates: [__________], commencing [__________].


Record Dates: [__________].


            Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.





                                      A1-3

            IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

                                          CONSECO, INC.


                                          By:_________________________________
                                             Name:
                                             Title:


                                          By:_________________________________
                                             Name:
                                             Title:



This is one of the Guaranteed Senior Notes due [______] described in the within-mentioned Indenture.



STATE STREET BANK AND TRUST COMPANY,

as Trustee

By: __________________________________
          Authorized Signatory



                                      A1-4

                             [Reverse Side of Note]


                                CONSECO, INC.

                   [__]% Guaranteed Senior Notes due [______]

            Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

            1. Security. This Security shall represent the aggregate principal amount of outstanding Securities from time to time endorsed hereon. The aggregate principal amount of outstanding Securities represented hereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of this Security to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Securities represented hereby shall be made by the Trustee in accordance with instructions given by the Holder hereof as required by Section 3.14 of the Indenture.

            2. Interest. The Company promises to pay interest on the principal amount of this Security at [__]% per annum from the date hereof until maturity and shall pay the Liquidated Damages, if any, payable pursuant to
Section 5 of the Registration Rights Agreement referred to below. The Company shall pay interest and Liquidated Damages, if any, semi-annually in arrears on [______] of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Securities shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance; provided that if there is no existing Default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided further that the first Interest Payment Date shall be [______]. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

            3. Method of Payment. The Company shall pay interest on the Securities (except defaulted interest) and Liquidated Damages, if any, to the Persons who are registered Holders of Securities at the close of business on the [__________] next preceding the Interest Payment Date, even if such Securities are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 3.7(b) of the Indenture with respect to defaulted interest. The Securities shall be payable as to principal, premium and Liquidated Damages, if any, and interest at the office or agency of the Company maintained for such purpose in The City of New York, or, at the option of the Company, payment of interest and Liquidated Damages, if any, may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds shall be required with respect to principal of and interest, premium and Liquidated Damages, if any, on, all Global Securities and all other Securities the Holders of


                                      A1-5
which shall have provided wire transfer instructions to the Company or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

            4. Paying Agent and Registrar. Initially, State Street Bank and Trust Company, the Trustee under the Indenture, shall act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Restricted Subsidiaries may act in any such capacity.

            5. Indenture. The Company issued the Securities under an Indenture dated as of [______] ("Indenture") among the Company, the Guarantors and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended. The Securities are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. This Security is an obligation of the Company limited to $[__] million in aggregate principal amount. [The Indenture pursuant to which this Security is issued provides for the issuance of Securities with a maximum aggregate principal amount of $[________] million.]

            [6.   Optional Redemption. (a) Except as set forth in paragraphs
6(b) and 8 below, the Company shall not have the option to redeem the Securities prior to [______] Thereafter, the Company shall have the option to redeem the Securities, in whole or in part, upon not less than 30 nor more than 60 days' prior notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest and Liquidated Damages, if any, thereon to the applicable redemption date, if redeemed during the twelve-month period beginning on [______] of the years indicated below (subject to the right of Holder on the relevant record date to receive interest due on the related Interest Payment Date):

      Year                                             Percentage
      ----                                             ----------
      [______]......................................     [____]%
      [______]......................................     [____]%
      [______] and thereafter.......................     [____]%

            (b) Notwithstanding the foregoing, at any time prior to [______], the Company may redeem up to 35% of the aggregate principal amount of Securities issued under the Indenture at a redemption price of [____]% of the principal amount thereof, plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the redemption date, with the net cash proceeds of one or more Equity Issuances; provided that at least 65% of the aggregate principal amount of Securities issued under the Indenture remains outstanding immediately after the occurrence of such redemption (excluding Securities held by the Company and its Subsidiaries); and such redemption shall occur within 60 days of the date of the closing of such Equity Issuance.]

            [7.   Mandatory Redemption. The Company shall not be required to make mandatory redemption payments or sinking fund payments with respect to the Securities.]



                                      A1-6

            8. Selection and Notice of Redemption. If less than all of the Securities are to be redeemed at any time, the Trustee will select Securities for redemption as follows: (i) if the Securities are listed, in compliance with the requirements of the principal national securities exchange on which the Securities are listed, or (ii) if the Securities are not so listed, on a pro rata basis, by lot or by any method as the Trustee deems fair and appropriate. No Securities of $1,000 or less may be redeemed in part. Except as otherwise provided in the Indenture, notices of redemption will be mailed by first class mail at least 30 but not more than 60 days before the redemption date to each Holder to be redeemed at its registered address. Notices of redemption may not be conditional. If any Security is to be redeemed in part only, the notice of redemption that relates to that Security will state the portion of the principal amount thereof to be redeemed. A new Security in principal amount equal to the unredeemed portion of the original Security will be issued in the name of the Holder thereof upon cancellation of the original Security. Securities called for redemption become due on the date fixed for redemption. On and after the redemption date, interest and Liquidated Damages, if any, cease to accrue on Securities or portions of them called for redemption.

            [9.   Repurchase at Option of Holder. (a) If there is a Change of
Control, each Holder of Securities will have the right to require the Company to make an offer (a "Change of Control Offer") to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of each Holder's Securities at a purchase price equal to 101% of the aggregate principal amount of Securities repurchased plus accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase (the "Change of Control Payment"). Within 10 days following any Change of Control, the Company shall mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control and offering to repurchase Securities on the date specified in such notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed, pursuant to the procedures required by the Indenture and described in such notice.]

            [(b) When the aggregate amount of Excess Proceeds from one or more Asset Sales exceeds $5.0 million, the Company shall commence an offer ("Asset Sale Offer") pursuant to Section [__] of the Indenture to all Holders of Securities, and all holders of other Indebtedness that is pari passu with the Securities containing provisions similar to those set forth in the Indenture with respect to offers to purchase with the proceeds of sales of assets, to purchase the maximum principal amount of Securities and such other pari passu Indebtedness that may be purchased out of the Excess Proceeds. The offer price in any Asset Sale Offer shall be equal to 100% of principal amount plus accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase, and shall be payable in cash, in accordance with the procedures set forth in the Indenture. If any Excess Proceeds remain after consummation of an Asset Sale Offer, the company or the Restricted Subsidiary may use such Excess Proceeds for any purpose not otherwise prohibited by the Indenture. Upon completion of each Asset Sale Offer, the amount of Excess Proceeds will be reset at zero.]

            10. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes


                                      A1-7
and fees required by law or permitted by the Indenture. The Company is not required to transfer or exchange any Security selected for redemption. Also, the Company is not required to transfer or exchange any Security for a period of 15 days before a selection of Securities to be redeemed.

            11. Persons Deemed Owners. The registered Holder of a Security will be treated as its owner for all purposes.

            12. Amendment, Supplement and Waiver. Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Securities (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, the Securities), and any existing Default or Event of Default or compliance with any provision of the Indenture or the Securities may be waived with the consent of the Holders of a majority in principal of the then outstanding Securities (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, the Securities). Without the consent of any Holder of a Security, the Indenture or the Securities may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Securities in addition to or in place of Bearer Securities, to provide for the assumption of the Company's or any Guarantor's obligations to Holders of the Securities in case of a merger or consolidation or sale of all or substantially all of the assets of the Company or any Guarantor, to make any change that would provide any additional rights or benefits to the Holders of the Securities or that does not adversely affect the legal rights under the Indenture of any such Holder or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act.

            13. Defaults and Remedies. In the case of an Event of Default, as defined in the Indenture arising from certain events of bankruptcy or insolvency with respect to the Company or any of its Significant Subsidiaries, all outstanding Securities will become due and payable immediately and automatically without further action or notice. If any other Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities may declare all the Securities to be due and payable immediately. Holders of the Securities may not enforce the Indenture or the Securities except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Securities notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest or Liquidated Damages, if any) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Securities then outstanding by notice to the Trustee may, on behalf of the Holders of all of the Securities, waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest or Liquidated Damages, if any, on, or the principal of, the Securities.

            [In the case of any Event of Default occurring by reason of any willful action or inaction taken or not taken by the Company or on their behalf with the intention of avoiding payment of the premium that the Company would have had to pay if it then had elected to redeem the Securities pursuant to the optional redemption provisions of the Indenture, an


                                      A1-8
equivalent premium shall also become and be immediately due and payable to the extent permitted by law upon the acceleration of the Securities. If an Event of Default occurs during any time that the Securities or Guarantees are outstanding, by reason of any willful action (or inaction) taken (or not taken) by the Company or on its behalf with the intention of avoiding the prohibition on redemption of the Securities, then the premium specified in the Indenture shall also become immediately due and payable to the extent permitted by law upon the acceleration of the Securities.]

            14. Trustee Dealings with Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

            15. No Recourse Against Others. No past, present, or future director, officer, employee, incorporator agent, or stockholder or holder of any Equity Interest of the Company or any of its Subsidiaries, as such, will have any liability for any of the Company's or any Guarantors' obligations under the Securities, the Indenture, any Subsidiary Guarantees, the Exchange Securities, the Registration Rights Agreement or for any claim based on, in respect of, or by reason of, these obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities.

            16. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

            17. Additional Rights of Holders of Restricted Global Securities and Restricted Bearer Securities. In addition to the rights provided to Holders under the Indenture, Holders of Restricted Global Securities and Restricted Bearer Securities shall have all the rights set forth in the Registration Rights Agreement dated as of [______], between the Company, the Guarantors and the parties named on the signature pages thereof or, in the case of Additional Securities, Holders of Restricted Global Securities and Restricted Bearer Securities shall have the rights set forth in one or more registration rights agreements, if any, between the Company, the Guarantors and the other parties thereto, relating to rights given by the Company and the Guarantors to the purchasers of Additional Securities (the "Registration Rights Agreement").

            18. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

            The Company shall furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

            Conseco, Inc.
            11825 N. Pennsylvania Street
            Carmel, Indiana 46032
            Attention: General Counsel




                                      A1-9

            ASSIGNMENT FORM

            To assign this Security, fill in the form below:

(I) or (we) assign and transfer this Security to: ______________________________
                                                  (Insert assignee's legal name)

________________________________________________________________________________
                (Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
              (Print or type assignee's name, address and zip code)

and irrevocably appoint ________________________________________________________
to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date: __________________

                               Your Signature: _________________________________
                                              (Sign exactly as your name appears
                                                  on the face of this Note)


Signature Guarantee*: ______________________
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).




                                     A1-10

                       [OPTION OF HOLDER TO ELECT PURCHASE

            If you want to elect to have this Security purchased by the Company pursuant to Section [__] or [__] of the Indenture, check the appropriate box below:

                         [ ] Section [__]   [ ] Section [__]

            If you want to elect to have only part of the Security purchased by the Company pursuant to Section [__] or Section [__] of the Indenture, state the amount you elect to have purchased:

                                 $______________



Date: ____________

                              Your Signature: __________________________________
                                              (Sign exactly as your name appears
                                                   on the face of this Note)

                              Tax Identification No.: __________________________

Signature Guarantee*: ________________
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).]




                                     A1-11

            SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL SECURITY

            The following exchanges of a part of this Global Security for an interest in another Global Security or for a Bearer Security, or exchanges of a part of another Global Security or Bearer Security for an interest in this Global Security, have been made:

                                                                Principal Amount at
                   Amount of Decrease    Amount of Increase      Maturity of this          Signature of
                   in Principal Amount   in Principal Amount      Global Security       Authorized Officer
                   at Maturity of this   at Maturity of this     Following such           of Trustee or
Date of Exchange     Global Security       Global Security     decrease (or increase)   Security Custodian
----------------   -------------------   -------------------   ----------------------   ------------------







                                     A1-12

                                                                      EXHIBIT A2

                                 [Face of Note]

      THIS GLOBAL SECURITY IS HELD BY THE DEPOSITORY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 3.6 OF THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 3.14(a) OF THE INDENTURE, (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 3.9 OF THE INDENTURE AND (IV) THIS GLOBAL SECURITY MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITORY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

      THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL SECURITY, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFIED SECURITIES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATIONS S TEMPORARY GLOBAL SECURITY SHALL BE ENTITLED TO RECEIVE A PAYMENT OF INTEREST HEREON.

      THIS SECURITY AND THE GUARANTEES ENDORSED HEREON HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR THE GUARANTEES ENDORSED HEREON NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY AND THE GUARANTEES ENDORSED HEREON BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY AND THE GUARANTEES ENDORSED HEREON (OR ANY PREDECESSOR OF THIS SECURITY AND THE GUARANTEES ENDORSED HEREON) (THE "RESALE RESTRICTION TERMINATION DATE") ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS


                                     A2-1

THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (D) PRIOR TO THE END OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR PURSUANT TO CLAUSE (E) PRIOR TO THE RESALE RESTRICTION TERMINATION DATE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.








                                      A2-2

                                                               CUSIP [_________]

No. [___]                                                       **$[_________]**


                                CONSECO, INC.

                   [__]% Guaranteed Senior Notes due [______]

Issue Date: [________]


            Conseco, Inc. Indiana corporation (the "Company", which term includes any successor under the Indenture hereinafter referred to), for value received, promises to pay to DTC, or its registered assigns, the principal sum of [Amount of Note] ($__) on [__________].



Interest Payment Dates: [_______] and [___________], commencing [___________].


Record Dates: [________].


            Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.



                                      A2-3

            IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

                                    CONSECO, INC.

                                          By:_________________________________
                                             Name:
                                             Title:


                                          By:_________________________________
                                             Name:
                                             Title:



This is one of the Guaranteed Senior Notes due [___] described in the within-mentioned Indenture.




STATE STREET BANK AND TRUST COMPANY

as Trustee

By: __________________________________
          Authorized Signatory




                                      A2-4

                             [Reverse Side of Note]


                                  CONSECO, INC.

                    [ ]% Guaranteed Senior Notes due [______]

            Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

            1. Security. This Security shall represent the aggregate principal amount of outstanding Securities from time to time endorsed hereon. The aggregate principal amount of outstanding Securities represented hereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of this Security to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Securities represented hereby shall be made by the Trustee in accordance with instructions given by the Holder hereof as required by Section 3.14 of the Indenture.

            2. Interest. The Company promises to pay interest on the principal amount of this Security at [____]% per annum from the date hereof until maturity and shall pay the Liquidated Damages, if any, payable pursuant to
Section 5 of the Registration Rights Agreement referred to below. The Company shall pay interest and Liquidated Damages, if any, semi-annually in arrears on [________] of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Securities shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance; provided that if there is no existing Default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided further that the first Interest Payment Date shall be [__]. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

            3. Method of Payment. The Company shall pay interest on the Securities (except defaulted interest) and Liquidated Damages, if any, to the Persons who are registered Holders of Securities at the close of business on the [__________] next preceding the Interest Payment Date, even if such Securities are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 3.7(b) of the Indenture with respect to defaulted interest. The Securities shall be payable as to principal, premium and Liquidated Damages, if any, and interest at the office or agency of the Company maintained for such purpose in The City of New York, or, at the option of the Company, payment of interest and Liquidated Damages, if any, may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds shall be required with respect to principal of and interest, premium and



                                      A2-5

Liquidated Damages, if any, on, all Global Securities and all other Securities the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

            4. Paying Agent and Registrar. Initially, State Street Bank and Trust Company, the Trustee under the Indenture, shall act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Restricted Subsidiaries may act in any such capacity.

            5. Indenture. The Company issued the Securities under an Indenture dated as of [______] ("Indenture") among the Company, the Guarantors. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended. The Securities are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. This Security is an obligation of the Company limited to $[ ] in aggregate principal amount. [The Indenture pursuant to which this Security is issued provides for the issuance of Securities with a maximum aggregate principal amount of $[ ] million.]

            [6.   Optional Redemption. (a) Except as set forth in paragraphs
6(b) and 8 below, the Company shall not have the option to redeem the Securities prior to [________]. Thereafter, the Company shall have the option to redeem the Securities, in whole or in part, upon not less than 30 nor more than 60 days' prior notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest and Liquidated Damages, if any, thereon to the applicable redemption date, if redeemed during the twelve-month period beginning on [ ] of the years indicated below (subject to the right of Holder on the relevant record date to receive interest due on the related Interest Payment Date):



      Year                                               Percentage
      ----                                               ----------
      [   ]........................................       [     ]%
      [   ]........................................       [     ]%
      [   ]........................................       [     ]%
      [   ] and thereafter.........................       100.000%

            (b) Notwithstanding the foregoing, at any time prior to [_______], the Company may redeem up to 35% of the aggregate principal amount of Securities issued under the Indenture at a redemption price of [____]% of the principal amount thereof, plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the redemption date, with the net cash proceeds of one or more Equity Issuances; provided that at least 65% of the aggregate principal amount of Securities issued under the Indenture remains outstanding immediately after the occurrence of such redemption (excluding Securities held by the Company and its Subsidiaries); and such redemption shall occur within 60 days of the date of the closing of such Equity Issuance.]



                                      A2-6

            [7.   Mandatory Redemption. The Company shall not be required to make mandatory redemption payments or sinking fund payments with respect to the Securities.]

            8. Selection and Notice of Redemption. If less than all of the Securities are to be redeemed at any time, the Trustee will select Securities for redemption as follows: (i) if the Securities are listed, in compliance with the requirements of the principal national securities exchange on which the Securities are listed, or (ii) if the Securities are not so listed, on a pro rata basis, by lot or by any method as the Trustee deems fair and appropriate. No Securities of $1,000 or less may be redeemed in part. Except as otherwise provided in the Indenture, notices of redemption will be mailed by first class mail at least 30 but not more than 60 days before the redemption date to each Holder to be redeemed at its registered address. Notices of redemption may not be conditional. If any Security is to be redeemed in part only, the notice of redemption that relates to that Security will state the portion of the principal amount thereof to be redeemed. A new Security in principal amount equal to the unredeemed portion of the original Security will be issued in the name of the Holder thereof upon cancellation of the original Security. Securities called for redemption become due on the date fixed for redemption. On and after the redemption date, interest and Liquidated Damages, if any, cease to accrue on Securities or portions of them called for redemption.

            [9.   Repurchase at Option of Holder. (a) If there is a Change of
Control, each Holder of Securities will have the right to require the Company to make an offer (a "Change of Control Offer") to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of each Holder's Securities at a purchase price equal to 101% of the aggregate principal amount of Securities repurchased plus accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase (the "Change of Control Payment"). Within 10 days following any Change of Control, the Company shall mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control and offering to repurchase Securities on the date specified in such notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed, pursuant to the procedures required by the Indenture and described in such notice.

            (b) When the aggregate amount of Excess Proceeds from one or more Asset Sales exceeds $5.0 million, the Company shall commence an offer ("Asset Sale Offer") pursuant to Section [___] of the Indenture to all Holders of Securities, and all holders of other Indebtedness that is pari passu with the Securities containing provisions similar to those set forth in the Indenture with respect to offers to purchase with the proceeds of sales of assets, to purchase the maximum principal amount of Securities and such other pari passu Indebtedness that may be purchased out of the Excess Proceeds. The offer price in any Asset Sale Offer shall be equal to 100% of principal amount plus accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase, and shall be payable in cash, in accordance with the procedures set forth in the Indenture. If any Excess Proceeds remain after consummation of an Asset Sale Offer, the Company or the Restricted Subsidiary may use such Excess Proceeds for any purpose not otherwise prohibited by the Indenture. Upon completion of each Asset Sale Offer, the amount of Excess Proceeds will be reset at zero.]

            10. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of


                                      A2-7

Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company is not required to transfer or exchange any Security selected for redemption. Also, the Company is not required to transfer or exchange any Security for a period of 15 days before a selection of Securities to be redeemed.

            11. Persons Deemed Owners. The registered Holder of a Security will be treated as its owner for all purposes.

            12. Amendment, Supplement and Waiver. Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Securities (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, the Securities), and any existing Default or Event of Default or compliance with any provision of the Indenture or the Securities may be waived with the consent of the Holders of a majority in principal of the then outstanding Securities (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, the Securities). Without the consent of any Holder of a Security, the Indenture or the Securities may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Securities in addition to or in place of Bearer Securities, to provide for the assumption of the Company's or any Guarantor's obligations to Holders of the Securities in case of a merger or consolidation or sale of all or substantially all of the assets of the Company or any Guarantor, to make any change that would provide any additional rights or benefits to the Holders of the Securities or that does not adversely affect the legal rights under the Indenture of any such Holder, or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act.

            13. Defaults and Remedies. In the case of an Event of Default, as defined in the Indenture arising from certain events of bankruptcy or insolvency with respect to the Company or any of its Significant Subsidiaries, all outstanding Securities will become due and payable immediately and automatically without further action or notice. If any other Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities may declare all the Securities to be due and payable immediately. Holders of the Securities may not enforce the Indenture or the Securities except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Securities notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest or Liquidated Damages, if any) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Securities then outstanding by notice to the Trustee may, on behalf of the Holders of all of the Securities, waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest or Liquidated Damages, if any, on, or the principal of, the Securities.



                                      A2-8

            [In the case of any Event of Default occurring by reason of any willful action or inaction taken or not taken by the Company or on their behalf with the intention of avoiding payment of the premium that the Company would have had to pay if it then had elected to redeem the Securities pursuant to the optional redemption provisions of the Indenture, an equivalent premium shall also become and be immediately due and payable to the extent permitted by law upon the acceleration of the Securities. If an Event of Default occurs during any time that the Securities or Guarantees are outstanding, by reason of any willful action (or inaction) taken (or not taken) by the Company or on its behalf with the intention of avoiding the prohibition on redemption of the Securities, then the premium specified in the Indenture shall also become immediately due and payable to the extent permitted by law upon the acceleration of the Securities.]

            14. Trustee Dealings with Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

            15. No Recourse Against Others. No past, present or future director, officer, employee, incorporator, agent, stockholder or holder of any Equity Interest of the Company or any of its Subsidiaries, as such, will have any liability for any of the Company's or any Guarantors' obligations under the Securities, the Indenture, any Subsidiary Guarantees, the Exchange Securities, the Registration Rights Agreement or for any claim based on, in respect of, or by reason of, these obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities.

            16. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

            17. Additional Rights of Holders of Restricted Global Securities and Restricted Bearer Securities. In addition to the rights provided to Holders under the Indenture, Holders of Restricted Global Securities and Restricted Bearer Securities shall have all the rights set forth in the Registration Rights Agreement dated as of [______], between the Company, the Guarantors and the parties named on the signature pages thereof or, in the case of Additional Securities, Holders of Restricted Global Securities and Restricted Bearer Securities shall have the rights set forth in one or more registration rights agreements, if any, between the Company, the Guarantors and the other parties thereto, relating to rights given by the Company and the Guarantors to the purchasers of Additional Securities (the "Registration Rights Agreement").

            18. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.



                                      A2-9

            The Company shall furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

            Conseco, Inc.
            11825 N. Pennsylvania Street
            Carmel, Indiana 46032
            Attention: General Counsel








                                     A2-10

                                 ASSIGNMENT FORM

            To assign this Security, fill in the form below:

(I) or (we) assign and transfer this Security to: ______________________________
                                                  (Insert assignee's legal name)

________________________________________________________________________________
                (Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
              (Print or type assignee's name, address and zip code)

and irrevocably appoint ________________________________________________________
to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date: __________________

                            Your Signature:____________________________________
                                            (Sign exactly as your name appears
                                                on the face of this Note)

Signature Guarantee*: ____________________
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).



                                     A2-11

                       [OPTION OF HOLDER TO ELECT PURCHASE

            If you want to elect to have this Security purchased by the Company pursuant to Section [__] or [__] of the Indenture, check the appropriate box below:

                         [ ] Section [__]   [ ] Section [__]

            If you want to elect to have only part of the Security purchased by the Company pursuant to Section [___] or Section [___] of the Indenture, state the amount you elect to have purchased:

                                 $______________



Date: ________________

                              Your Signature:__________________________________
                                             (Sign exactly as your name appears
                                                 on the face of this Note)

                              Tax Identification No.:___________________________


Signature Guarantee*: _____________________
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).]



                                     A2-12

       SCHEDULE OF EXCHANGES OF REGULATION S TEMPORARY GLOBAL SECURITY

            The following exchanges of a part of this Regulation S Temporary Global Security for an interest in another Global Security or of other Restricted Global Securities for an interest in this Regulation S Temporary Global Security, have been made:

                                                                Principal Amount at
                   Amount of Decrease    Amount of Increase      Maturity of this          Signature of
                   in Principal Amount   in Principal Amount      Global Security       Authorized Officer
                   at Maturity of this   at Maturity of this     Following such           of Trustee or
Date of Exchange     Global Security       Global Security     decrease (or increase)   Security Custodian
----------------   -------------------   -------------------   ----------------------   ------------------








                                     A2-13

                                                                       EXHIBIT B


                         FORM OF CERTIFICATE OF TRANSFER

Conseco, Inc.
11825 N. Pennsylvania Street
Carmel, Indiana 46032
Attention: General Counsel


[______________]

            Re: [__]% Guaranteed Senior Notes due 2010

            Reference is hereby made to the Indenture, dated as of April 24, 2002 (the "Indenture"), among Conseco, Inc., a an Indiana corporation (the "Company"), the Guarantor, and State Street Bank and Trust Company, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

            ___________________ (the "Transferor") owns and proposes to transfer the Security[ies] or interest in such Security[ies] specified in Annex A hereto, in the principal amount at maturity of $___________ in such Security[ies] or interests (the "Transfer"), to ___________________________ (the "Transferee"),
as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

                             [CHECK ALL THAT APPLY]

            1. Check if Transferee will take delivery of a beneficial interest in the 144A Global Security or a Bearer Security Pursuant to Rule 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Bearer Security is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Bearer Security for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Bearer Security will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Security and/or the Bearer Security and in the Indenture and the Securities Act.

            2. Check if Transferee will take delivery of a beneficial interest in the Regulation S Temporary Global Security, the Regulation S Permanent Global Security or a Bearer Security pursuant to Regulation S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such

Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903 (a) or Rule 904(a) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Bearer Security will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Permanent Global Security, the Regulation S Temporary Global Security and/or the Bearer Security and in the Indenture and the Securities Act.

            3. Check and complete if Transferee will take delivery of a beneficial interest in the IAI Global Security or a Bearer Security pursuant to any provision of the Securities Act other than Rule 144A or Regulation S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Securities and Restricted Bearer Securities and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

            (a) such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                                       or

            (b) such Transfer is being effected to the Company or a subsidiary thereof;

                                       or

            (c) such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

                                       or

            (d) such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Security or Restricted Bearer Securities and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in the form of Exhibit D to the Indenture and (2) an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Bearer Security will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the IAI Global Security and/or the Bearer Securities and in the Indenture and the Securities Act.

            4. Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Security or of an Unrestricted Bearer Security.

            (a) Check if Transfer is Pursuant to Rule 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Bearer Security will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities, on Restricted Bearer Securities and in the Indenture.

            (b) Check if Transfer is Pursuant to Regulation S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Bearer Security will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities, on Restricted Bearer Securities and in the Indenture.

            (c) Check if Transfer is Pursuant to Other Exemption. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Bearer Security will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities or Restricted Bearer Securities and in the Indenture.

            This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

                                    _________________________________________
                                           [Insert Name of Transferor]


                                    By:______________________________________
                                       Name:
                                       Title:

Dated: ________________

                       ANNEX A TO CERTIFICATE OF TRANSFER

1.    The Transferor owns and proposes to transfer the following:


                            [CHECK ONE OF (a) OR (b)]

            (A)   a beneficial interest in the:

                  (i)   144A Global Security (CUSIP __________); or

                  (ii)  Regulation S Global Security (CUSIP __________); or

                  (iii) IAI Global Security (CUSIP __________); or

            (B)   a Restricted Bearer Security.

2.    After the Transfer the Transferee will hold:


                                   [CHECK ONE]

            (A)   a beneficial interest in the:

                  (i)   144A Global Security (CUSIP __________); or

                  (ii)  Regulation S Global Security (CUSIP __________); or

                  (iii) IAI Global Security (CUSIP __________); or

                  (iv)  Unrestricted Global Security (CUSIP __________); or

            (B)   a Restricted Bearer Security; or

            (C)   an Unrestricted Bearer Security,

in accordance with the terms of the Indenture.

                                                                       EXHIBIT C

                         FORM OF CERTIFICATE OF EXCHANGE

Conseco, Inc.
11825 N. Pennsylvania Street
Carmel, Indiana 46032
Attention: General Counsel


            Re: [__]% Guaranteed Senior Notes due [____]

            Reference is hereby made to the Indenture, dated as of [________] (the "Indenture"), among Conseco, Inc., an Indiana corporation (the "Company"), the Guarantor and State Street Bank and Trust Company, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

            __________________________ (the "Owner") owns and proposes to exchange the Security[ies] or interest in such Security[ies] specified herein, in the principal amount at maturity of $____________ in such Security[ies] or interests (the "Exchange"). In connection with the Exchange, the Owner hereby certifies that:

            1. Exchange of Restricted Bearer Securities or Beneficial Interests in a Restricted Global Security for Unrestricted Bearer Securities or Beneficial Interests in an Unrestricted Global Security

            (a) Check if Exchange is from beneficial interest in a Restricted Global Security to beneficial interest in an Unrestricted Global Security. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Security for a beneficial interest in an Unrestricted Global Security in an equal principal amount at maturity, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Securities and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Security is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

            (1) Check if Exchange is from beneficial interest in a Restricted Global Security to Unrestricted Bearer Security. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Security for an Unrestricted Bearer Security, the Owner hereby certifies
      (i) the Bearer Security is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Bearer Security is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

            (2) Check if Exchange is from Restricted Bearer Security to beneficial interest in an Unrestricted Global Security. In connection with the Owner's Exchange of a Restricted Bearer Security for a beneficial interest in an Unrestricted Global Security, the Owner hereby certifies
      (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Bearer Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

            (3) Check if Exchange is from Restricted Bearer Security to Unrestricted Bearer Security. In connection with the Owner's Exchange of a Restricted Bearer Security for an Unrestricted Bearer Security, the Owner hereby certifies (i) the Unrestricted Bearer Security is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Bearer Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Bearer Security is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

            2. Exchange of Restricted Bearer Securities or Beneficial Interests in Restricted Global Securities for Restricted Bearer Securities or Beneficial Interests in Restricted Global Securities

            (b) Check if Exchange is from beneficial interest in a Restricted Global Security to Restricted Bearer Security. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Security for a Restricted Bearer Security with an equal principal amount at maturity, the Owner hereby certifies that the Restricted Bearer Security is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Bearer Security issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Bearer Security and in the Indenture and the Securities Act.

            (b) Check if Exchange is from Restricted Bearer Security to beneficial interest in a Restricted Global Security. In connection with the Exchange of the Owner's Restricted Bearer Security for a beneficial interest in the [CHECK ONE] > 144A Global Security, > Regulation S Global Security, > IAI Global Security with an equal principal amount at maturity, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Securities and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Security and in the Indenture and the Securities Act.

            This certificate and the statements contained herein are made for your benefit and the benefit of the Company.


                                    _____________________________________
                                         [Insert Name of Transferor]


                                    By:__________________________________
                                       Name:
                                       Title:

Dated: ____________________

                                                                       EXHIBIT D

                            FORM OF CERTIFICATE FROM
                   ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR

Conseco, Inc.
11825 N. Pennsylvania Street
Carmel, Indiana 46032
Attention: General Counsel

            Re: [ ]% Guaranteed Senior Notes due [________]

            Reference is hereby made to the Indenture, dated as of [________] (the "Indenture"), among Conseco, Inc., an Indiana corporation (the "Company"), the Guarantor and State Street Bank and Trust Company, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

            In connection with our proposed purchase of $____________ aggregate principal amount at maturity of:

            (a)   >     beneficial interest in a Global Security, or

            (b)   >     a Bearer Security,

            we confirm that:

            1. We understand that any subsequent transfer of the Securities or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Securities or any interest therein except in compliance with, such restrictions and conditions and the United States Securities Act of 1933, as amended (the "Securities Act").

            2. We understand that the offer and sale of the Securities have not been registered under the Securities Act, and that the Securities and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Securities or any interest therein, we will do so only (A) to the Company or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Company a signed letter substantially in the form of this letter and an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the provisions of Rule 144(k) under the Securities Act or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing the Bearer Security or beneficial interest in a Global Security from us in a transaction meeting the requirements of clauses (A) through (E) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.

            3. We understand that, on any proposed resale of the Securities or beneficial interest therein, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Securities purchased by us will bear a legend to the foregoing effect.

            4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

            5. We are acquiring the Securities or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

            You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.


                                    _____________________________________
                                     [Insert Name of Accredited Investor]


                                    By:__________________________________
                                       Name:
                                       Title:

Dated: ________________